Prospectus

EntrepreneurShares Series Trust

EntrepreneurShares Series Trust (“Trust”) is a registered investment company consisting of separate investment portfolios. This Prospectus relates solely to the following portfolios (each a “Fund” and collectively, the “Funds”).

ERShares Global Entrepreneurs™
Institutional Class: ENTIX
Class A: not currently offered
Retail Class: not currently offered

ERShares US Small Cap™
Institutional Class: IMPAX
Retail Class: not currently offered

ERShares US Large Cap™
Institutional Class: IMPLX
Retail Class: not currently offered

October 28, 2021
As supplemented April 1, 2022

175 Federal Street
Suite #875
Boston, MA 02110
Toll Free: 888-857-0917

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

ERSHARES GLOBAL ENTREPRENEURS	1

Investment Objective	1
Fees and Expenses of the Fund	1
Portfolio Turnover	2
Principal Investment Strategies	2
Principal Risks of Investing in the Fund	2
Performance	4
Management	5
Purchase and Sale of Fund Shares	5
Dividends, Capital Gains, and Taxes	5
Payments to Broker-Dealers and Other Financial Intermediaries	5

ERSHARES US SMALL CAP	6

Investment Objective	6
Fees and Expenses of the Fund	6
Portfolio Turnover	6
Principal Investment Strategies	7
Principal Risks of Investing in the Fund	7
Performance	9
Management	10
Purchase and Sale of Fund Shares	10
Dividends, Capital Gains, and Taxes	10
Payments to Broker-Dealers and Other Financial Intermediaries	10

ERSHARES US LARGE CAP	11

Investment Objective	11
Fees and Expenses of the Fund	11
Portfolio Turnover	12
Principal Investment Strategies	12
Principal Risks of Investing in the Fund	12
Performance	14
Management	15
Purchase and Sale of Fund Shares	15
Dividends, Capital Gains, and Taxes	15
Payments to Broker-Dealers and Other Financial Intermediaries	15

INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES	16

PRINCIPAL RISKS OF INVESTING IN THE FUNDS	18

DISCLOSURE OF PORTFOLIO HOLDINGS	20

MANAGEMENT OF THE FUNDS	20

THE FUNDS’ SHARE PRICE	22

REDEEMING SHARES	29

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(continued)

DIVIDENDS, DISTRIBUTIONS AND TAXES	32

DISTRIBUTION AND SERVICE PLANS (RETAIL CLASS AND CLASS A SHARES)	33

RELATED PERFORMANCE INFORMATION FOR GLOBAL FUND	33

FINANCIAL HIGHLIGHTS ERSHARES GLOBAL ENTREPRENEURS	35

FINANCIAL HIGHLIGHTS ERSHARES US SMALL CAP	36

FINANCIAL HIGHLIGHTS ERSHARES US LARGE CAP	37

ENTREPRENEURSHARES PRIVACY NOTICE	38

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ERSHARES GLOBAL ENTREPRENEURS™

Investment Objective

ERShares Global Entrepreneurs™ (the “Fund” in this Summary and other Global Fund specific sections and “Global Fund” elsewhere in this Prospectus) seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section of this Prospectus entitled “How Class A Shares Sales Charges are Calculated” beginning on page 25 of this Prospectus and in the section of the Statement of Additional Information entitled “Additional Information Regarding Purchases and Sales of Fund Shares” beginning on page 34 of the Statement of Additional Information. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class shares, which are not reflected in the table or the example below.

SHAREHOLDER FEES	Class	Retail	Institutional
(fees paid directly from your investment)	A	Class	Class
Maximum Sales Charge (Load) Imposed on Purchases	4.75%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed within five business days of purchase)	2.00%	2.00%	2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.89%	0.89%	0.89%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	None
Other Expenses*	0.19%	0.19%	0.19%
Acquired Fund Fees and Expenses**	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.34%	1.34%	1.09%
Fee Waiver/Expense Reimbursement***	(0.35)%	(0.35)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver	0.99%	0.99%	0.99%

*	“Other Expenses” are based on estimated expenses for the current fiscal year for the Class A shares and the Retail Class shares.

**	Acquired Fund Fees and Expenses (“AFFEs”) are indirect fees and expenses that funds incur from investing in the shares of other investment companies. The Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements for the Fund in the table above differs from the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus because the audited information in the “Financial Highlights” reflects the operating expenses and does not include indirect expenses such as AFFEs.

***	The adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.98%, through March 31, 2023. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver/expense payment by the adviser is subject to recoupment by the adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment.

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Example

This example (the “Example”) is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements for the first year and the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Year	10 Year
Class A	$571	$847	$1,142	$1,982
Retail Class	$101	$390	$701	$1,582
Institutional Class	$101	$337	$591	$1,320

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 477% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks investment results that exceed the performance, before fees and expenses, of the MSCI World Index (the “Index”). The Fund mainly invests in equity securities of global companies with market capitalizations that are above $300 million at the time of initial purchase and possess entrepreneurial characteristics (“Entrepreneurial Companies”), as determined by the Fund’s portfolio manager. Equity securities include common stocks, preferred stocks, convertible preferred stocks, warrants, options and American Depository Receipts (“ADRs”).

Under normal market conditions, the Fund will invest at least 40% of its net assets (plus any borrowing for investment purposes) in equity securities of companies domiciled or headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States (“Foreign Companies”), unless the portfolio manager deems market conditions and/or company valuations to be less favorable to Foreign Companies, in which case, the Fund will invest at least 30% of its total assets in Foreign Companies. The Fund may invest in a broad range of securities in both developed and emerging markets across different industry sectors. The Fund will invest in at least three countries. Some of the companies that the portfolio manager identifies as exhibiting entrepreneurial characteristics may be investment companies or other financial service companies.

The Fund’s investment strategy is unique, in part, due to the portfolio manager’s proprietary process of identifying a universe of companies, including technology companies that the manager believes possess entrepreneurial characteristics (as detailed below in “Portfolio Manager Investment Philosophy”). The portfolio manager presumes that company managers with better entrepreneurial vision will select more efficient and more economically effective growth vehicles, without taking on undue risk. This trait might be represented by superior growth characteristics compared to other non-entrepreneurial peer companies in the same industry. The Fund then uses fundamental analysis to identify from this list the Entrepreneurial Companies that it believes have the potential for long-term capital appreciation. The portfolio manager generally will sell a portfolio security when he believes the security will no longer increase in value at the same rate as it has in the past, changing fundamentals signal a deteriorating value potential, or other securities with entrepreneurial characteristics have better price performance potential.

The Fund may engage in securities lending. The Fund may engage in frequent trading of the portfolio, resulting in a high portfolio turnover rate.

Principal Risks of Investing in the Fund

Investors in the Fund may lose money. The Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation. There are risks associated with the Fund’s principal investment strategies. These risks include:

●	Manager Risk: How the portfolio manager manages the Fund will affect the Fund’s performance. The Fund may lose money if the portfolio manager’s investment strategy does not achieve the Fund’s objective or the portfolio manager does not implement the strategy properly.

●	Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

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●	Common Stock Risk: Common stock prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

●	Small and Medium Sized Companies Risk: The Fund invests in small and medium sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

●	Technology Company Investing Risk: Investment in technology companies, including companies engaged in Internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of small or unseasoned companies, as described under “Small and Medium Sized Companies Risk.”

●	Quantitative Investment Approach Risk: The Fund utilizes a combined approach of quantitative and qualitative analysis. The Fund employs a number of quantitative filters in identifying a broad array of Entrepreneurial Companies using factors that are indicative of entrepreneurial behavior. After this quantitative analysis, the Fund performs fundamental analysis in determining its final stock selection. While the portfolio manager continuously reviews and refines, if necessary, his investment approach, there may be market conditions where the quantitative or qualitative investment approaches perform poorly.

●	Preferred Stock Risk: Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

●	Rights and Warrants Risk: The Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities, but only the right to buy them. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

●	Convertible Securities Risk: Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.

●	Options on Securities Risk: One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

●	American Depository Receipts Risk: One risk of investing in an ADR is the political risk of the home country. Instability in the home country increases the risk of investing in an ADR. Another risk is exchange rate risk. ADR shares track the shares in the home country. If a country’s currency is devalued, it will trickle down to the ADR. This can result in a significant loss, even if the company had been performing well. Another related risk is inflationary risk. Inflation is the rate at which the general level of prices for goods and services is rising and, subsequently, purchasing power is falling. Inflation can have a serious negative impact on business because the currency of a country with high inflation becomes less and less valuable each day.

●	Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks that are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, Foreign Companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

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●	Emerging Markets Risk: Investments in emerging market countries may have more risk because these markets are less developed, less liquid and subject to increased economic, political, regulatory or other uncertainties.

●	Large Shareholder Risk: The Fund has a majority shareholder and may experience adverse effects when this large shareholder purchases or redeems large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. If the majority shareholder were to redeem all of its shares this could impact the ability of the Fund to continue its operations. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that the large shareholder can purchase or redeem a significant percentage of Fund shares at any time.

●	Investments in Other Investment Companies Risk: Shareholders will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be indirectly subject to the investment risks of the other investment companies.

●	Portfolio Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. The Fund’s portfolio turnover rate may be above 100% annually.

●	Securities Lending Risk: Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The following performance information shows changes in performance from year to year and how the Fund’s average annual returns for 1 year, 5 years and 10 years compare with those of an index that reflects a broad measure of market performance, the MSCI The World Index. If interim performance information is requested by shareholders, it will be provided upon request by calling 888-857-0917. No performance is shown for the Class A and Retail Class because they are no longer in operation, but they may be reopened in the future. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

ERShares Global Entrepreneurs – Institutional Class
Performance Bar Chart for the Calendar Years Ended December 31,

The Fund’s return for the 9-month period ended September 30, 2021 was -4.35%.

During the period shown in the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter	30 June 2020	26.94%
Worst Quarter	30 Sept 2011	-20.82%

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AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2020)

Institutional Class	1 Year	5 Year	10 Year
Returns before taxes	38.45%	17.36%	11.42%
Returns after taxes on distribution	35.07%	15.84%	10.22%
Returns after taxes on distributions and sale of fund shares	24.72%	13.63%	9.05%
Index
MSCI The World Index (Net)(1)(2)	15.90%	12.19%	9.87%

(1)	Reflects no deductions for fees, expenses or taxes.

(2)	MSCI publishes two versions of this index reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. The Fund believes that the net dividends version better reflects the returns U.S. investors might expect were they to invest directly in the component securities of the index. Investors cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Management

Investment Advisor

Seaport Global Advisors, LLC is the Fund’s investment advisor.

Investment Sub-Advisor

EntrepreneurShares, LLC is the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Manager

Dr. Joel M. Shulman has been the Fund’s portfolio manager since November 11, 2010 and is Managing Director of the Advisor and President of the Sub-Advisor.

Purchase and Sale of Fund Shares

You may redeem or purchase shares of the Fund by contacting your broker-dealer or other financial intermediary, or directly by calling 877¬271-8811. You may buy and redeem shares of the Fund each day the New York Stock Exchange (the “NYSE”) is open. The minimum initial investment in the Fund’s Institutional Class, Class A, and Retail Class shares is $2,500 and $1,000 for IRAs. There is a $100 minimum subsequent investment requirement for Class A and Retail Class shares. There is no minimum subsequent investment requirement for Institutional Class shares. A $50 minimum exists for each additional investment made through the Automatic Investment Plan. Currently, Retail Class shares and Class A shares are not being offered by the Fund.

You may redeem or purchase Fund shares by sending a written request for redemption to ERShares Global Entrepreneurs™, c/o Ultimus Fund Solutions, LLC P.O. Box 46707, Cincinnati, OH 45246-0707 or by telephone at 888-857-0917. Investors who wish to redeem (or purchase) shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Fund may be placed. Redemptions will be paid by automated clearing house funds (“ACH”) check or wire transfer. The Fund or its Advisor may waive any of the minimum initial and subsequent investment amounts.

Dividends, Capital Gains, and Taxes

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case investment distributions may be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker- dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ERSHARES US SMALL CAP™

Investment Objective

ERShares US Small Cap™ (the “Fund” in this Summary and other US Small Cap Fund specific sections and “US Small Cap Fund” elsewhere in this Prospectus) seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class shares, which are not reflected in the table or the example below.

SHAREHOLDER FEES	Retail	Institutional
(fees paid directly from your investment)	Class	Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None
Redemption Fee (as a percentage of amount redeemed within five business days of purchase)	2.00%	2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses*	0.12%	0.12%
Total Annual Fund Operating Expenses	1.12%	0.87%
Fee Waivers and/or Expense Reimbursements**	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waivers and /or Expense Reimbursements	1.10%	0.85%

*	“Other Expenses” are based on estimated expenses for the current fiscal year for the Retail Class shares.

**	The Fund’s investment advisor has contractually agreed to waive fees and/or reimburse expenses (excluding certain borrowing and investment-related costs and fees, taxes, extraordinary expenses and acquired fund fees and expenses) to limit the total annualized expenses of Retail Class shares and Institutional Class shares of the Fund to the amounts of 1.10% and 0.85% per annum, respectively, of net assets attributable to such shares of the Fund through November 1, 2022. This waiver can be terminated only by a majority vote of the independent trustees of the Trust, of which the Fund is a series. Subject to some limitations, Capital Impact Advisors, LLC, the Funds’ investment advisor (the “Advisor” in this Summary and other US Small Cap Fund specific sections and “Capital Impact Advisors” elsewhere in this Prospectus, shall be permitted to recover expenses it has borne subsequent to the effective date of this agreement (whether through reduction of its advisory fee or otherwise) in later periods to the extent that the Fund’s expenses fall below the annual rates set forth above, given that such a rate is not greater than the rate that was in place at the time of the waiver, provided, however, that the Fund is not obligated to pay any such reimbursed fees more than three years after the expense was incurred by Advisor.

Example

This example (the “Example”) is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements for the first year and the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail Class	$112	$354	$615	$1,361
Institutional Class	$87	$276	$480	$1,071

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 439% of the average value of its portfolio.

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Principal Investment Strategies

The Fund seeks investment results that exceed the performance, before fees and expenses, of the Russell 2000® Index (the “Index”). Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of small capitalization companies domiciled or headquartered within the United States, or whose primary business activities or principal trading markets are located within the United States (“Entrepreneurial Companies”). The Fund defines small capitalization companies as those with market capitalizations below that of the largest member of the Russell 2000 Index at the time of initial purchase. Equity securities include common stocks, preferred stocks, convertible preferred stocks, warrants, options and American depositary receipts (“ADRs”). If the Fund’s advisor deems market conditions and/or company valuations to be less favorable to either small, mid or large capitalization companies, the Fund may invest at its discretion, outside of the above stated general parameters. The Fund may invest in a broad range of securities with discretion to invest across different industry sectors. Some of the companies that the portfolio manager identifies as exhibiting entrepreneurial characteristics may be investment companies or other financial service companies.

The Fund’s investment strategy is unique, in part, due to the portfolio manager’s proprietary process of identifying a universe of companies, including technology companies, that the manager believes possess entrepreneurial characteristics. The Fund’s advisor then uses fundamental analysis to identify from this list the Entrepreneurial Companies that it believes have the potential for long- term capital appreciation. By way of example, in conducting the fundamental analysis, the Fund’s advisor looks for companies with a good business, and shareholder-oriented management. The portfolio manager generally will sell a portfolio security when he believes the security has achieved its value potential, changing fundamentals signal a deteriorating value potential, or other securities with entrepreneurial characteristics have better performance potential.

The Fund may engage in securities lending. The Fund may engage in frequent trading of the portfolio, resulting in a high portfolio turnover rate.

Principal Risks of Investing in the Fund

Investors in the Fund may lose money. The Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation. There are risks associated with the Fund’s principal investment strategies. These risks include:

●	Manager Risk: How the portfolio manager manages the Fund will affect the Fund’s performance. The Fund may lose money if the portfolio manager’s investment strategy does not achieve the Fund’s objective or the portfolio manager does not implement the strategy properly.

●	Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

●	Common Stock Risk: Common stock prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

●	Small and Medium Sized Companies Risk: The Fund invests in small and medium sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

●	Technology Company Investing Risk: Investment in technology companies, including companies engaged in internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of small or unseasoned companies, as described under “Small and Medium Sized Companies Risk.”

●	Quantitative Investment Approach Risk: The Fund utilizes a combined approach of quantitative and qualitative analysis. The Fund employs a number of quantitative filters in identifying a broad array of Entrepreneurial Companies, using factors that are indicative of entrepreneurial behavior. After this quantitative analysis, the Fund performs fundamental analysis in determining its final stock selection. While the portfolio manager continuously reviews and refines, if necessary, his investment approach, there may be market conditions where the quantitative or qualitative investment approaches perform poorly.

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●	Preferred Stock Risk: Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

●	Rights and Warrants Risk: The Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities, but only the right to buy them. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

●	Convertible Securities Risk: Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.

●	Options on Securities Risk: One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

●	Large Shareholder Risk: The Fund has a majority shareholder and may experience adverse effects when this large shareholder purchases or redeems large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. If the majority shareholder were to redeem all of its shares this could impact the ability of the Fund to continue its operations. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that the large shareholder can purchase or redeem a significant percentage of Fund shares at any time.

●	Investments in Other Investment Companies Risk: Shareholders will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be indirectly subject to the investment risks of the other investment companies.

●	Portfolio Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. The Fund’s portfolio turnover rate may be above 100% annually.

●	Securities Lending Risk: Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

8

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The following performance information shows changes in performance from year to year and how the Fund’s average annual returns for 1 year, 5 years and since inception compare with those of an index that reflects a broad measure of market performance, the Russell 2000® Total Return Index and a supplemental index, the S&P SmallCap 600. No performance is shown for the Retail Class because it is not in operation, but it may be opened in the future. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

ERShares US Small Cap - Institutional Class
Performance Bar Chart for the Calendar Years Ended December 31,

The Fund’s return for the 9-month period ended September 30, 2021 was -7.88%.

During the period shown in the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter	31 Dec. 2020	30.89%
Worst Quarter	31 Dec. 2018	-21.01%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2020)

			Since Inception
Institutional Class	1 Year	5 Year	(Dec. 17, 2013)
Returns before taxes	44.92%	20.94%	14.91%
Returns after taxes on distribution	39.83%	17.89%	12.61%
Returns after taxes on distributions and sale of fund shares	29.07%	16.14%	11.48%
Index
Russell 2000® Total Return Index (1)(2)	19.96%	13.26%	9.91%
S&P SmallCap 600(1)(3)	11.29%	12.37%	9.74%

(1)	Reflects no deduction for fees, expenses or taxes

(2)	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Russell Investments is the owner of the trademarks, service marks, and copyrights of the Russell indices. Investors cannot invest directly in an index.

(3)	The S&P SmallCap 600 Index is a capitalization-weighted index of 600 stocks that is designed to measure the small-cap segment of the U.S. equity market. Investors cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

9

Management

Investment Advisor

Capital Impact Advisors, LLC is the Fund’s investment advisor.

Portfolio Manager

Dr. Joel M. Shulman has been the Fund’s portfolio manager since December 17, 2013 and is Chief Executive Officer of the Advisor.

Purchase and Sale of Fund Shares

You may purchase shares of the Fund by contacting your broker-dealer or other financial intermediary, or directly by calling 888-857-0917. You may buy and redeem shares of the Fund each day the NYSE is open. The minimum initial investment in the Fund’s Institutional and Retail Class is $2,500 and $1,000 for IRAs. There is no minimum subsequent investment requirement for Retail Class shares or Institutional Class shares. A $50 minimum exists for each additional investment made through the Automatic Investment Plan. Currently, Retail Class shares are not being offered by the Fund.

You may redeem or purchase Fund shares by sending a written request for redemption to ERShares US Small Cap Fund™, c/o Ultimus Fund Solutions, LLC P.O. Box 46707, Cincinnati, OH 45246-0707, or by telephone at 888-857-0917. Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Fund may be placed. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

Dividends, Capital Gains, and Taxes

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case investment distributions may be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker- dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10

ERSHARES US LARGE CAP™

Investment Objective

ERShares US Large Cap™ (the “Fund” in this Summary and other US Large Cap Fund specific sections and “US Large Cap Fund” elsewhere in this Prospectus) seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class shares, which are not reflected in the table or the example below.

SHAREHOLDER FEES	Retail	Institutional
(fees paid directly from your investment)	Class	Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None
Redemption Fee (as a percentage of amount redeemed within five business days of purchase)	2.00%	2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses*	0.11%	0.11%
Acquired Fund Fees and Expenses**	0.01%	0.01%
Total Annual Fund Operating Expenses	1.02%	0.77%
Fee Waivers and/or Expense Reimbursements***	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waivers and /or Expense Reimbursements	1.01%	0.76%

*	“Other Expenses” are based on estimated expenses for the current fiscal year for the Retail Class shares.

**	Acquired Fund Fees and Expenses (“AFFEs”) are indirect fees and expenses that funds incur from investing in the shares of other investment companies. The Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements for the Fund in the table above differs from the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus because the audited information in the “Financial Highlights” reflects the operating expenses and does not include indirect expenses such as AFFEs.

***	The Fund’s investment advisor has contractually agreed to waive fees and/or reimburse expenses (excluding certain borrowing and investment-related costs and fees) to limit the total annualized expenses of the Retail share class and Institutional share class of the Fund to 1.00% and 0.75% per annum, respectively, of net assets attributable to such shares through November 1, 2022. This waiver can be terminated only by a majority vote of the independent trustees of the Trust. Subject to some limitations, Capital Impact Advisors, LLC (the “Advisor” in this Summary and other US Large Cap Fund specific sections and “Capital Impact Advisors” elsewhere in this Prospectus) shall be permitted to recover expenses it has borne subsequent to the effective date of this agreement (whether through reduction of its advisory fee or otherwise) in later periods to the extent that the Fund’s expenses fall below the annual rates set forth above, given that such a rate is not greater than the rate that was in place at the time of the waiver, provided, however, that the Fund is not obligated to pay any such reimbursed fees more than three years after the expense was incurred by Advisor.

Example

This example (the “Example”) is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements for the first year and the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail Class	$103	$324	$562	$1,247
Institutional Class	$78	$245	$427	$953

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 584% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks investment results that exceed the performance, before fees and expenses, of the S&P 500 Index (the “Index”). The Fund will invest at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of U.S. companies with market capitalizations that are above $5 billion at the time of initial purchase and possess entrepreneurial characteristics (“Entrepreneurial Companies”), as determined by the Fund’s portfolio manager. Equity securities include common stocks, preferred stocks, convertible preferred stocks, rights, warrants, options and ADRs.

Under normal market conditions, the Fund will invest approximately 85% - 100% of its assets in equity securities of large capitalization companies the business of which is tied economically to the United States, through being domiciled or headquartered within the United States, or whose primary business activities or principal trading markets are located within the United States. The Fund may invest in a broad range of securities with discretion to invest across industry sectors. Some of the companies that the portfolio manager identifies as exhibiting entrepreneurial characteristics may be investment companies or other financial service companies.

The Fund’s investment strategy is unique, in part, due to the portfolio manager’s proprietary process of identifying a universe of companies, including technology companies, that the manager believes possess entrepreneurial characteristics. The portfolio manager presumes that company managers with better entrepreneurial vision will select more efficient and economically effective growth vehicles, without taking on undue risk. This trait might be represented by superior growth characteristics compared to other non-entrepreneurial peer companies in the same industry. The Fund then uses fundamental analysis to identify from this list the Entrepreneurial Companies that it believes have the potential for long- term capital appreciation. The portfolio manager generally will sell a portfolio security when he believes the security will no longer increase in value at the same rate it has in the past, changing fundamentals signal a deteriorating value potential, or other securities with entrepreneurial characteristics have better price performance potential.

The Fund may engage in securities lending. The Fund may engage in frequent trading of the portfolio, resulting in a high portfolio turnover rate.

Principal Risks of Investing in the Fund

Investors in the Fund may lose money. The Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation. There are risks associated with the Fund’s principal investment strategies. These risks include:

●	Manager Risk: How the portfolio manager manages the Fund will affect the Fund’s performance. The Fund may lose money if the portfolio manager’s investment strategy does not achieve the Fund’s objective or the portfolio manager does not implement the strategy properly.

●	Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

●	Common Stock Risk: Common stock prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Common stock is also subordinate to other securities in a company’s capital structure.

12

●	Technology Company Investing Risk: Investment in technology companies, including companies engaged in Internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of unseasoned companies.

●	Quantitative Investment Approach Risk: The Fund utilizes a combined approach of quantitative and qualitative analysis. The Fund employs a number of quantitative filters in identifying a broad array of Entrepreneurial Companies, using factors that are indicative of entrepreneurial behavior. After this quantitative analysis, the Fund performs fundamental analysis in determining its final stock selection. While the portfolio manager continuously reviews and refines, if necessary, his investment approach, there may be market conditions where the quantitative or qualitative investment approaches perform poorly.

●	Preferred Stock Risk: Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

●	Rights and Warrants Risk: The Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities, but only the right to buy them. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

●	Convertible Securities Risk: Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.

●	Options on Securities Risk: One risk of any put or call option that is held is that the put or call option is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

●	Large Shareholder Risk: The Fund has a majority shareholder and may experience adverse effects when this large shareholder purchases or redeems large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. If the majority shareholder were to redeem all of its shares this could impact the ability of the Fund to continue its operations. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that the large shareholder can purchase or redeem a significant percentage of Fund shares at any time.

●	Investments in Other Investment Companies Risk: Shareholders will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be indirectly subject to the investment risks of the other investment companies.

●	Portfolio Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. The Fund’s portfolio turnover rate may be above 100% annually.

●	Securities Lending Risk: Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

13

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The following performance information shows changes in performance from year to year and how the Fund’s average annual returns for 1 year, 5 years and since inception compare with those of an index that reflects a broad measure of market performance, the S&P 500 Index. No performance is shown for the Retail Class because it is not in operation, but it may be opened in the future. The table shows how the Fund’s average annual returns over time compare with those of a broad measure of market performance. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

ERShares US Large Cap – Institutional Class
Performance Bar Chart for the Calendar Years Ended December 31,

The Fund’s return for the 9-month period ended September 30, 2021 was -11.52%.

During the period shown in the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter	30 June 2020	22.55%
Worst Quarter	31 Dec. 2018	-18.68%

AVERAGE ANNUAL TOTAL RETURNS

(For period ended December 31, 2020)

			Since Inception
Institutional Class	1 Year	5 Years	(June 30, 2014)
Return before taxes	48.01%	21.30%	16.93%
Return after taxes on distribution	41.78%	19.09%	15.24%
Return after taxes on distribution and sale of fund shares	32.80%	16.99%	13.59%

Index
S&P 500 Index(1) (2)	18.40%	15.22%	12.76%

(1)	Reflects no deduction for fees, expenses or taxes

(2)	The S&P 500 Index is a capitalization-weighted index of 500 stocks that is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

14

Management

Investment Advisor

Capital Impact Advisors, LLC is the Fund’s investment advisor.

Portfolio Manager

Dr. Joel M. Shulman has been the Fund’s portfolio manager since June 30, 2014 and is Managing Director of the Advisor.

Purchase and Sale of Fund Shares

You may redeem or purchase shares of the Fund by contacting your broker-dealer or other financial intermediary, or directly by calling 888-857-0917. You may buy and redeem shares of the Fund each day the NYSE is open. The minimum initial investment in the Fund’s Retail and Institutional Class is $2,500 and $1,000 for Individual Retirement Accounts. There is no minimum subsequent investment requirement for Retail Class shares or Institutional Class shares. A $50 minimum exists for each additional investment made through the Automatic Investment Plan. Currently, Retail Class shares are not being offered by the Fund.

You may redeem or purchase Fund shares by sending a written request for redemption to ERShares US Large Cap Fund™, c/o Ultimus Fund Solutions, LLC P.O. Box 46707, Cincinnati, OH 45246-0707, or by telephone at 888-857-0917. Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Fund may be placed. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

Dividends, Capital Gains, and Taxes

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case investment distributions may be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

15

INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES

Each of the Funds seek investment results that exceed the performance, before fees and expenses, of the applicable Index, through investing in companies with entrepreneurial attributes.

The ERShares Global Entrepreneurs (the “Global Fund”) mainly invests in equity securities of global companies with market capitalizations that are above $300 million at the time of initial purchase and possess entrepreneurial characteristic, as determined by the Fund’s portfolio manager.

The ERShares US Small Cap Fund (the “Small Cap Fund”) mainly invests in equity securities of companies domiciled or headquartered within the United States, or whose primary business activities or principal trading markets are located within the United States and with market capitalizations below that of the largest member of the Russell 2000 Index at the time of purchase and possess entrepreneurial characteristics, as determined by the Fund’s portfolio manager.

The ERShares US Large Cap Fund (the “Large Cap Fund”) will principally invest in equity securities of U.S. companies with market capitalizations that are above $5 billion at the time of initial purchase and possess entrepreneurial characteristics, as determined by the Fund’s portfolio manager.

Equity securities include common stocks, preferred stocks, convertible preferred stocks, warrants, options and ADRs.

The Funds invest primarily in common stocks, which represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Debt securities and preferred stocks have rights senior to a company’s common stock.

The Funds may invest in preferred stocks. Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.

The Funds may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.

The Funds may also purchase, as a non-principal investment strategy, rights, warrants and options from time to time. An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium.

The Funds may also purchase ADRs. The US Small Cap Fund and US Large Cap Fund will generally only purchase ADR’s if they are relevantly tied economically to the United States. The stocks of most Foreign Companies that trade in the U.S. markets are traded as ADRs issued by U.S. depository banks. Each ADR represents one or more shares of a foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted for the ratio of ADRs to foreign company shares.

The Funds’ investment objective may be changed without shareholder approval on 60 days written notice to shareholders. The Small Cap Fund and the Large Cap Fund will also provide 60 days’ notice to change their respective 80% investment requirement.

Portfolio Manager Investment Philosophy

It is the view of the applicable portfolio manager for each Fund that organizations that emphasize entrepreneurial culture. Entrepreneurs have the potential to outperform well-established corporations over time. Though they may have much less access to cheap debt or equity, they tend to more than compensate with methods for making their resources go further.

Entrepreneurs with vast financial resources are not always successful. In order to grow, entrepreneurial teams need opportunities to match their resources with appropriate projects. Entrepreneurs tend to position their company at the center of industry growth. Their wealth is created, in part, from a unique vision on how to extract value within competitive market environments. Eventually the outstanding results of entrepreneurial businesses attract the attention of analysts and the media, and publicly traded stocks of successful Entrepreneurial Companies are bid higher.

16

The applicable portfolio manager searches for attributes that are markers of entrepreneurial behavior that can be monitored. For example, an organization with an “entrepreneurial culture” is presumed to have a more efficient workforce that would outperform non-Entrepreneurial Companies

The applicable portfolio manager also evaluates “entrepreneurial vision.” The portfolio manager presumes that company managers with better entrepreneurial vision will select more efficient and economically effective growth vehicles, without taking on undue risk. This trait might be represented by superior growth characteristics compared to other non-entrepreneurial peer companies in the same industry.

The Funds’ Principal Investment Strategies

The Global Fund

Under normal market conditions, the Global Fund will invest at least 40% of its assets in equity securities of companies domiciled or headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States, unless the portfolio manager deems market conditions and/or company valuations to be less favorable to Foreign Companies, in which case, the Global Fund will invest at least 30% of its total assets in Foreign Companies. The Global Fund does not invest in unsponsored or over-the-counter ADRs. The Global Fund may invest in a broad range of securities in both developed and emerging markets. The Global Fund will invest in at least three countries. Some of the companies that the portfolio manager identifies as exhibiting entrepreneurial characteristics may be investment companies or other financial service companies.

The US Small Cap Fund

Under normal market conditions, the US Small Cap Fund will invest at least 80% of its assets in equity securities of small or mid capitalization companies domiciled or headquartered within the United States, or whose primary business activities or principal trading markets are located within the United States. The US Small Cap Fund does not invest in unsponsored or over-the-counter ADRs. If the portfolio manager deems market conditions and/or company valuations to be less favorable to either small, mid or large capitalization companies, the Fund may invest at its discretion outside of the above stated general parameters. The US Small Cap Fund may invest in a broad range of securities with discretion to invest across different industry sectors. Some of the companies that the portfolio manager identifies as exhibiting entrepreneurial characteristics may be investment companies or other financial service companies.

The US Large Cap Fund

The US Large Cap Fund will invest at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of companies with market capitalizations that are above $5 billion at the time of initial purchase that are domiciled or headquartered within the United States, or whose primary business activities or principal trading markets are located within the United States. The US Large Cap Fund will comply with the 80% investment requirement under normal circumstances except when taking a temporary defensive position to avoid losses in response to adverse market, economic, political or other conditions or in other limited appropriate circumstances such as when there are unusually large cash inflows or redemptions. Under normal market conditions, the US Large Cap Fund will invest approximately 85%-100% of its assets in equity securities of large capitalization companies the business of which is tied economically to the United States. The Fund may invest in a broad range of securities with discretion to invest across different industry sectors. Some of the companies that the portfolio manager identifies as exhibiting entrepreneurial characteristics may be investment companies or other financial service companies.

The Funds’ investment strategies are unique, in part, due to the portfolio manager’s proprietary process of identifying a universe of companies, including technology companies, that the relevant portfolio manager believes possess entrepreneurial management characteristics. The Funds utilize quantitative models to narrow the broad universe of domestic and Foreign Companies in which they may invest. The Funds then use fundamental analysis to identify from this list the Entrepreneurial Companies that each of them believes have the potential for long-term capital appreciation. By way of example, in conducting the fundamental analysis, a Fund looks for companies with a good business, shareholder-oriented management and organic growth. The portfolio manager generally will sell a portfolio security when the portfolio manager believes the security has achieved its value potential, changing fundamentals signal a deteriorating value potential, or other securities with entrepreneurial characteristics have better performance potential.

The Funds are intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation.

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PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Investors in the Funds may lose money. The Funds are intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation. There are risks associated with each Fund’s principal investment strategies, unless otherwise noted. These risks include:

●	American Depository Receipts Risk (Global Fund only): One risk of investing in an ADR is the political risk of the home country. Instability in the home country increases the risk of investing in an ADR. Another risk is exchange rate risk. ADR shares track the shares in the home country. If a country’s currency is devalued, it will trickle down to the ADR. This can result in a significant loss, even if the company had been performing well. Another related risk is inflationary risk. Inflation is the rate at which the general level of prices for goods and services is rising and, subsequently, purchasing power is falling. Inflation can have a serious negative impact on business because the currency of a country with high inflation becomes less and less valuable each day.

●	Common Stock Risk: Common stock prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

●	Convertible Securities Risk: Convertible securities subject the Fund to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

●	Emerging Markets Risk (Global Fund only): The Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

●	Foreign Securities Risk (Global Fund only): To the extent the Fund invest in foreign securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, the Fund may be exposed to greater risk and will be more dependent on the adviser’s ability to assess such risk than if the Fund invested solely in more developed countries.

●	Investments in Other Investment Companies Risk: Shareholders will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be indirectly subject to the investment risks of the other investment companies.

●	Large Shareholder Risk: The Fund has a majority shareholder and may experience adverse effects when this large shareholder purchases or redeems large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. If the majority shareholder were to redeem all of its shares this could impact the ability of the Fund to continue its operations. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Although large shareholder

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transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that the large shareholder can purchase or redeem a significant percentage of Fund shares at any time.

●	Manager Risk: The Adviser’s reliance on its strategy and its judgments about the value and potential appreciation securities in which the Fund invests may prove to be incorrect, including the Adviser’s tactical allocation of the Fund’s portfolio among its investments. The ability of the Fund to meet its investment objective is directly related to the Adviser’s proprietary investment process. The Adviser’s assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s investment strategy will produce the desired results.

●	Market and Geopolitical Risk: Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform the securities markets generally. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. If the portfolio manager’s perception of a company’s potential relative to its downward price risk is wrong, the securities purchased may not perform as expected, causing losses that will reduce the Fund’s returns. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value, and the Fund’s value-oriented approach may fail to produce the intended results. When the market price of a common stock underlying a convertible security decreases in response to the activities and financial prospects of the company, the value of the convertible security may also decrease. The market’s daily movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The value and growth-oriented equity securities purchased by the Fund may experience large price swings and potential for loss. An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was first detected in China in December 2019 before spreading worldwide and being declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies and capital markets of many nations or the entire global economy, as well as individual companies, entire sectors, and securities and commodities markets (including liquidity), in ways that may not necessarily be foreseen at the present time. COVID-19 and other health crises in the future may exacerbate other pre-existing political, social and economic risks, and its impact in developing or emerging market countries may be greater due to less established health care systems. The duration and ultimate impact of the current outbreak is not known. There is a risk that you may lose money by investing in the Fund.

●	Options on Securities Risk: The Fund may lose the entire put option premium paid if the underlying security does not decrease in value at expiration. Put options may not be an effective hedge because they may have imperfect correlation to the value of the Fund’s portfolio securities. Purchased put options may decline in value due to changes in price of the underlying security, passage of time and changes in volatility. Written call and put options may limit the Fund’s participation in equity market gains and may magnify the losses if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund will incur a loss as a result of a written options (also known as a short position) if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction.

●	Preferred Stock Risk: The Funds may invest in preferred stocks. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices.

●	Quantitative Investment Approach Risk: The Fund utilizes a combined approach of quantitative and qualitative analysis. The Fund employs a number of quantitative filters in identifying a broad array of Entrepreneurial Companies using factors

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that are indicative of entrepreneurial behavior. After this quantitative analysis, the Fund performs fundamental analysis in determining its final stock selection. While the portfolio manager continuously reviews and refines, if necessary, his investment approach, there may be market conditions where the quantitative or qualitative investment approaches perform poorly.

●	Rights and Warrants Risk: The Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities, but only the right to buy them. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

●	Small and Medium Sized Companies Risk (Global Fund and US Small Cap Fund only): The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

●	Technology Company Investing Risk: Investment in technology companies, including companies engaged in Internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of small or unseasoned companies, as described under “Small and Medium Sized Companies Risk.”

●	Portfolio Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. The Fund’s portfolio turnover rate may be above 100% annually.

●	Securities Lending Risk: Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Temporary Defensive Positions

Ordinarily, the applicable portfolio manager intends to keep the portfolio of a Fund fully invested in entrepreneurial stocks; however, a Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. In such circumstances a Fund may invest in money market instruments (such as U.S. Treasury Bills, commercial paper or repurchase agreements). A Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value. When a Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities. Under normal circumstances, a Fund will not invest more than 20% of its assets in cash and money market instruments. In the case of the US Small Cap Fund, in certain limited market conditions the Russell 3000® Index may be a relevant benchmark, for example, where a defensive posture is taken.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ statement of additional information (the “SAI”), which is incorporated by reference into this Prospectus, contains a description of the Funds’ policies and procedures with respect to the disclosure of its portfolio holdings.

MANAGEMENT OF THE FUNDS

Seaport Global Advisors, LLC (“Seaport”) located at 175 Federal St., Suite 875, Boston, MA 02110, formerly known as Weston Capital Advisors, LLC, is the Global Fund’s investment advisor and was formed on June 3, 2010. EntrepreneurShares, LLC (“Sub-Advisor”), located at 175 Federal St., Suite 875, Boston, MA 02110, is the Global Fund’s investment sub-advisor and was formed on April 1, 2010. Seaport has delegated the day-to-day management of the Global Fund’s portfolio to the Sub-Advisor.

Capital Impact Advisors, LLC (“Capital Impact Advisors”), located at 175 Federal St., Suite 875, Boston, MA 02110, is the investment advisor to both the US Small Cap Fund and the US Large Cap Fund and was formed on April 16, 2013.

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Dr. Joel M. Shulman is the principal of Seaport, Capital Impact Advisors and the Sub-Advisor (the “Advisory Entities”), Chief Executive Officer of Seaport and Capital Impact Advisors and President of the Sub-Advisor. While Dr. Shulman controls Capital Impact Advisors, the Pentegra Defined Benefit Plan for Financial Institutions (the “Pentegra DB Plan”), a tax qualified pension plan and trust, holds a 25% equity stake in Capital Impact Advisors. The Pentegra DB Plan received its ownership in Capital Impact Advisors in February 2014 in exchange for seeding the ERShares US Small Cap Fund and the ERShares US Large Cap Fund, and the Pentegra DB Plan is the majority shareholder of each of the Funds. The Advisory Entities provide all the investment advisory services to the Funds.

For its advisory services, the Global Fund pays Seaport a monthly fee at the annual rate of 0.89% of its average daily net assets, effective as of April 1, 2022 (1.25% prior to April 1, 2022). Seaport, in turn, pays a fee to the Sub-Advisor from its own assets. The sub-advisory fee is not an additional expense of the Global Fund.

For its services to the Global Fund, Seaport shall pay the Sub-Advisor a fee, paid monthly, based on the average net asset value of the Global Fund, as determined by valuations made as of the close of each business day of the month. The fee shall be 1/12 of 0.50% on the first $15 million of the average daily net assets of the Global Fund and 1/12 of 0.55% on the next $85 million of the daily net assets of the Fund and 1/12 of 0.73% on the next $150 million of the daily net assets of the Global Fund and 1/12 of 0.80% on the next $250 million of the daily net assets of the Global Fund and 1/12 of 0.85% in excess of $500 million. If the average daily net assets of the Global Fund remain above any of the breakpoints of $15 million, $100 million, $250 million and $500 million for more than one year, the next month’s fee will be paid at the next highest rate.

For its advisory services, the US Small Cap Fund pays Capital Impact Advisors a monthly fee at the annual rate of 0.75% of its average daily net assets. For its advisory services, the US Large Cap Fund pays Capital Impact Advisors a monthly fee at the annual rate of 0.65% of its average daily net assets.

For the fiscal year ended June 30, 2021, net of any applicable fee waivers, the Global Fund paid Seaport an effective investment advisory fee equal to 1.25%; the US Small Cap Fund paid Capital Impact Advisors an effective investment advisory fee equal to 0.75% and the US Large Cap Fund paid Capital Impact Advisors an effective investment advisory fee equal to 0.64%, in each case, of the average daily net assets of the applicable Fund.

The Funds are series of the Trust. A discussion regarding the basis for approval by the Board of Trustees of the Trust (the “Board”) of each Fund’s advisory agreements and, in the case of the Global Fund, its sub-advisory agreement, is available in each Fund’s semi-annual report for the period ended December 31, 2020.

Dr. Shulman has been the Funds’ portfolio manager since its inception. As such, he is primarily responsible for the day-to-day management of each Fund’s portfolio. Dr. Shulman has been employed by EntrepreneurShares as a portfolio manager since November 2010 and by Capital Impact Advisors since April 2013. In addition, Dr. Shulman has managed private funds and individual accounts for over ten years. Since 1992, he has been a Professor at Babson College (the number one-ranked graduate and undergraduate program in entrepreneurship, according to BusinessWeek and U.S. News & World Report for the last 18 years), where he previously held the Robert F. Weissman Term Chair of Entrepreneurship. He holds a Ph.D. in Finance from Michigan State University and is a CFA charter holder. Dr. Shulman also holds an MPA from the Harvard Kennedy School at Harvard University.

The SAI, which is incorporated by reference into this Prospectus, provides additional information about Dr. Shulman’s compensation, other accounts managed and ownership of securities in the Funds.

Fee Waiver

Seaport and Capital Impact Advisors have each contractually agreed to waive fees and/or reimburse expenses (excluding borrowing and investment-related costs and fees, taxes, extraordinary expenses, and fees and expenses of underlying funds) to limit the total annualized expenses of shares of the Funds to a per annum percentage of net assets attributable to such shares of the relevant Fund through November 1, 2022 (except as noted for the Global Fund). However, this percentage limit is, for the Global Fund, 0.98%, 0.98% and 0.98%, relating to the Retail Class, Institutional Class and Class A respectively through March 31, 2023; and for the US Small Cap Fund, 1.10% and 0.85% relating to the Retail Class and Institutional Class respectively; and for the US Large Cap Fund, 1.00% and 0.75% relating to the Retail Class and Institutional Class respectively. This waiver can be terminated only by a majority vote of the independent trustees of the Trust, of which each Fund is a series. The relevant Advisor shall be permitted to recover expenses it has borne subsequent to the effective date of this agreement (whether through reduction of its advisory fee or otherwise) in later periods to the extent that the applicable Fund’s expenses fall below the annual rates set forth above, given that such a rate is not greater than the rate that was in place at the time of the waiver, provided, however, that the applicable Fund is not obligated to pay any such reimbursed fees more than three years after the expense was incurred by Advisor.

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THE FUNDS’ SHARE PRICE

Purchases of the Retail and Institutional Class shares of each Fund are priced at the NAVs of those share classes. In the case of the Global Fund only, the public offering price for Class A shares is the NAV for Class A shares plus the applicable sales charge, which depends on the amount of the investment.

The NAV for each class of each Fund’s shares normally is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading. The NYSE is closed on national holidays, Good Friday and weekends. The NAV for each share class is calculated based on the market prices of the securities held by a Fund (other than money market instruments, which are generally valued at amortized cost, as explained below). If market quotations for the securities and other assets held by a Fund are not readily available, such Fund values such securities and assets at their fair value pursuant to procedures established by and under the supervision of the Board.

Short-term investments held with a maturity of 60 days or less generally are valued at amortized cost, as the Board believes that this method of valuing short-term investments approximates market value. However, the Board may from time to time utilize a valuation method other than amortized cost when appropriate, for example, when the creditworthiness of the issuer is impaired or for other reasons. Short-term investments with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, they are generally valued at amortized cost.

Types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended, as permitted by the Securities and Exchange Commission (the “SEC”); (e) foreign securities, if an event or development has occurred subsequent to the close of the foreign market and prior to the close of regular trading on the NYSE that would materially affect the value of the security; and (f) fixed income securities that have gone into default and for which there is not a current market value quotation. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that any Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which such Fund determines its NAV per share.

As the Global Fund intends to, and the US Small Cap Fund and the US Large Cap Fund may, hold certain portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the relevant Fund does not price its shares, such Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

The Funds will process orders that each of them receives in good order prior to the close of regular trading on a day that the NYSE is open at the NAV for the relevant class of shares determined later that day. It will process purchase orders and redemption orders that it receives in good order after the close of regular trading on the NYSE at the NAV for the relevant class of shares calculated on the next day the NYSE is open.

PURCHASING SHARES

How to Purchase Shares of the Funds

1.       Read this Prospectus carefully.

2.	Determine in which Fund and how much you want to invest keeping in mind the following minimums:

The Global Fund

A.	Initial Investments

●	Retail Class accounts $2,500

●	Institutional Class accounts $2,500

●	IRAs or ESAs $1,000

●	Class A accounts $2,500

B.	Additional Investments

●	Retail Class accounts No minimum

●	Institutional Class accounts No minimum

●	Automatic Investment Plan $50

●	Dividend Reinvestment No minimum

●	Class A accounts $100

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The US Small Cap Fund

A.	Initial Investments

●	Retail Class accounts $2,500

●	Institutional Class accounts $2,500

●	IRAs or ESAs $1,000

B.	Additional Investments

●	Retail Class accounts No minimum

●	Institutional Class accounts No minimum

●	Automatic Investment Plan $50

●	Dividend Reinvestment No minimum

The US Large Cap Fund

A.	Initial Investments

●	Retail Class accounts $2,500

●	Institutional Class accounts $2,500

●	IRAs or ESAs $1,000

B.	Additional Investments

●	Retail Class accounts No minimum

●	Institutional Class accounts No minimum

●	Automatic Investment Plan $50

●	Dividend Reinvestment No minimum

In compliance with the USA PATRIOT Act of 2001, please note that the Funds’ transfer agent will verify certain information on your Purchase Application as part of the Funds’ Anti-Money Laundering Program. As requested on the Purchase Application, you should supply your full name, date of birth, Social Security number, and permanent street address. The relevant Fund might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity. Mailing addresses containing only a P.O. Box will not be accepted. If the transfer agent does not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to place a transaction on the account. The relevant Fund also reserves the right to close the account within five business days if satisfactory documentation is not received. If you have any questions, please call 888-857-0917.

All purchase orders received in good order by a Fund (or its designee) before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) will receive the appropriate price calculated on that day for the class of shares being purchased, and all purchase orders received in good order by such Fund (or its designee) after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) will receive the appropriate price calculated on the next business day for that class of shares.

3.	Make your check payable to “ERShares Global Entrepreneurs,” “ERShares US Small Cap”, and/or “ERShares US Large Cap,” as the case may be. All checks must be in U.S. Dollars drawn on a domestic bank. The Funds will not accept cash or money orders. Due to the risks associated, the Funds also will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. Post-dated checks or any conditional order or payment cannot be accepted for the purchase of Fund shares. An ACH draft cannot be used for the initial purchase of shares.

Ultimus Fund Solutions, LLC (“Ultimus”), the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account for any payment check returned for insufficient funds. The shareholder will also be responsible for any losses suffered by a Fund as a result. A Fund may redeem shares you own as reimbursement for any such losses. Each Fund reserves the right to reject, without prior notification, any purchase order for shares of that Fund. Following any such rejection, the Fund will notify the investor of the rejected purchase order.

4.	Send the application and check to:

BY FIRST CLASS MAIL

ERShares Global Entrepreneurs™, ERShares US Small Cap™, and/or ERShares US Large Cap ™, as the case may be.

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707
Cincinnati, Ohio 45246-0707

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BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

ERShares Global Entrepreneurs, ERShares US Small Cap, and/or ERShares US Large Cap, as the case may be.

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Please do not send letters by overnight delivery service or registered mail to the post office box address.

5.	Purchase through Brokers: You may invest in a Fund through brokers or agents who have entered into selling agreements with Vigilant Distributors, LLC (the “Distributor”), the Funds’ distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of a Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

6.	If you wish to wire money to make an investment in a Fund, please call the Fund at 888-857-0917 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. Each Fund normally will accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

You may purchase shares of a Fund by using proceeds from the simultaneous redemption of shares of another EntrepreneurShares Fund. See “Exchanging Shares” below.

Exchanging Shares

Shareholders of record may exchange shares of a Fund for shares of any other Fund in the EntrepreneurShares fund family on any business day by contacting the Fund in which the investor is a shareholder of record directly. This exchange privilege may be changed or canceled by a Fund at any time. Exchanges are allowed between identically registered accounts. You must meet the minimum initial investment when opening a new account via exchange. An exchange from one Fund to another is treated the same as an ordinary redemption and purchase for federal income tax purposes upon which you may realize a capital gain or loss. This is not a tax-free exchange. An exchange request received by a Fund prior to market close will be made at that day’s closing NAV. If you do not wish to have this privilege on your account, you can decline this option on your account application. If you need to rescind this option, you can contact the applicable Fund at any time to have this privilege removed from your account.

Choosing a Share Class – Global Fund

The Fund currently offers Institutional Class shares only, though it may offer Retail Class shares and Class A shares in the future. The three classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the expenses to which they are subject.

●	Class A shares bear an initial sales load of 4.75% (which may decline, based on the amount invested, as explained further below, under “Shares Sales Charges are Calculated”). In addition, Class A shares are subject to distribution and service (Rule 12b-1) fees of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. Class A shares are available for purchase by investors who purchase shares of the Fund through registered broker-dealers.

●	Retail Class shares are not subject to any sales loads, but are subject to distribution and service (Rule 12b-1) fees of up to 0.25% of the Fund’s average daily net assets attributable to Retail Class shares. Retail Class shares are available for purchase by all types of investors.

●	Institutional Class shares are not subject to any sales loads or distribution and service (Rule 12b-1) fees. Institutional Class shares are available only to shareholders who invest directly in the Fund, or who invest through a broker-dealer, financial institution, or servicing agent that does not receive a service fee from the Fund, the Advisor or the Sub-Advisor. Institutional Class shares may also be available on brokerage platforms of firms that have agreements with EntrepreneurShares Series Trust to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Institutional Class shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Funds may be available in other share classes that have different fees and expenses.

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How Class A Shares Sales Charges are Calculated

Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table. As provided in the table, the percentage sales charge declines based upon the dollar value of Class A shares an investor purchases.

	As a	As a
	Percentage of	Percentage of
Your Investment	Offering Price	Your Investment
Less than $50,000	4.75%	4.99%
At least $50,000 but less than $100,000	3.75%	3.90%
At least $100,000 but less than $250,000	2.75%	2.83%
At least $250,000 but less than $500,000	1.75%	1.78%
At least $500,000 but less than $1,000,000	1.00%	1.01%
At least $1,000,000	None*	None*

*	Although investors pay no initial sales charge when they invest $1,000,000 or more in Class A shares of the Fund, such investors may be subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the lesser of the cost of the Class A shares at the date of purchase or the value of the shares at the time of redemption if they redeem within one year of purchase.

Initial Sales Charge Reductions

Letter of Intent. By signing a Letter of Intent (“LOI”) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of the Fund’s Class A shares. Any Class A shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 4.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that period the total amount of purchases made is less than the amount stated in the LOI, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained by redemption of some or all of the escrowed shares. Any remaining escrowed shares will be released to you.

Right of Accumulation. You may combine your new purchase of Class A shares with other Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current POP of all other shares you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Sales Charge Waivers The sales charge on purchases of Class A shares is waived for certain types of investors, including: Current and retired directors and officers of any Fund sponsored by the Adviser or any of its subsidiaries, and their families (e.g., spouse, children, mother or father). Employees of the Adviser and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons). Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of a Fund’s shares and their immediate families. Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor. Clients of financial intermediaries that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee. Institutional investors (which may include bank trust departments and registered investment advisers). Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor. Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts. Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in a Fund are part of an omnibus account. A minimum initial investment of $1 million in a Fund is required. The Distributor in its sole discretion may waive these minimum dollar requirements. Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares.

Class A Initial Sales Charge Waivers

Class A initial sales charges may be waived for certain types of investors, including:

●	Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with the Fund, the Distributor, or its affiliates.

●	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Fund, the Distributor, or its affiliates.

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If you qualify for a waiver of the Class A initial sales charge, you must notify your Servicing Agent or the transfer agent at the time of purchase.

Investments of $1,000,000 or More in Class A Shares

Although an initial sales charge is not imposed on a purchase of $1,000,000 or more in the Fund’s Class A shares, the investor may be subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the lesser of the cost of the shares at the date of purchase or the value of the shares at the time of redemption, if the shares are redeemed within one year of purchase.

The Distributor may pay up to 1.00% to a broker-dealer, financial institution or other service provider (a Servicing Agent) for Class A share purchase amounts of $1,000,000 or more. The Servicing Agent may receive both a payment of up to 1.00% from the Distributor, as well as the annual distribution and service (Rule 12b-1) fee, starting immediately after purchase. Please contact your Servicing Agent for more information.

Waivers of Class A CDSCs

The CDSC that may be charged on investments in Class A shares in excess of $1,000,000 that are sold within one year of purchase will be waived in the following cases:

●	Sales of Class A shares held at the time the investor dies or becomes disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code of 1986 (the Code), which relates to the ability to engage in gainful employment), if the shares are: (1) registered either in the investor’s name (not a trust) or in the names of the investor and his or her spouse as joint tenants with rights of survivorship; or (2) held in a qualified corporate or self-employed retirement plan, IRA, or 403(b) Custodial Account, provided, in any case, that the sale is requested within one year of the investor’s death or initial determination of disability.

●	Sales of Class A shares in connection with the following retirement plan “distributions”: (1) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 591/2); (2) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or (3) a tax-free return of an excess IRA contribution (a “distribution” does not include a direct transfer of IRA, 403(b) Custodial Account, or retirement plan assets to a successor custodian or trustee). The charge also may be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in the Fund. In such event, the Fund will “tack” the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also may be waived on any redemption that results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2). In addition, the charge may be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

●	Sales of Class A shares in connection with the Systematic Withdrawal Plan, subject to the conditions outlined below under “How to Redeem Using a Systematic Withdrawal Plan.”

All waivers will be granted only following the Distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Servicing Agent. In order to obtain a waiver, you may be required to provide information and records, such as account statements, to your Servicing Agent. Please retain all account statements. The records required for a CDSC waiver may not be maintained by the Fund, its transfer agent, or your Servicing Agent.

Reinstatement Privilege

If you sell Class A shares of a Fund, you may reinvest some or all of the proceeds in the Class A shares of the Fund within 120 days without a sales charge, as long as the Distributor or your Servicing Agent is notified before you reinvest. If you paid a CDSC when you sold shares and you reinvest in Class A shares of the Fund within 120 days of such sale, the amount of the CDSC you paid will be deducted from the amount of initial sales charge due on the purchase of Class A shares of the Fund, if you notify your Servicing Agent. All accounts involved must have the same registration.

More About CDSCs

You do not pay a CDSC on the following:

●	Class A shares representing reinvested distributions and dividends

●	Class A shares held longer than one year from the date of purchase

The Distributor receives CDSCs as partial compensation for its expenses in selling shares, including the payment of compensation to your Servicing Agent.

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Choosing a Share Class – US Small Cap Fund and US Large Cap Fund

These two Funds currently offer Institutional Class shares only, though each may offer Retail Class shares in the future. The two classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the expenses to which they are subject.

●	Retail Class shares are not subject to any sales loads, but are subject to distribution and service (Rule 12b-1) fees of up to 0.25% of the Fund’s average daily net assets attributable to Retail Class shares. Retail Class shares are available for purchase by all types of investors.

●	Institutional Class shares are not subject to any sales loads or distribution and service (Rule 12b-1) fees. Institutional Class shares are available only to shareholders who invest directly in the applicable Fund, or who invest through a broker-dealer, financial institution, or servicing agent that does not receive a service fee from the Fund or its advisor. Institutional Class shares may also be available on brokerage platforms of firms that have agreements with EntrepreneurShares Series Trust to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Institutional Class shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Funds may be available in other share classes that have different fees and expenses.

Purchasing Shares from Broker-Dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the relevant Fund or its advisors.

The Funds may enter into agreements with servicing agents (“Servicing Agents”) that may include a Fund or Funds as an investment alternative in the programs they offer or administer. Depending on the Servicing Agent’s arrangements, you may qualify to purchase Institutional Class shares, which are subject to lower ongoing expenses. Servicing Agents may:

●	Become shareholders of record of a Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agents. This also means that purchases made through Servicing Agents may not be subject to the minimum purchase requirements of such Fund.

●	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from a Fund. Please contact your Servicing Agent for information regarding cut-off times for trading a Fund.

●	Charge fees for to their customers for the services they provide them. Also, a Fund and/or its advisor may pay fees to Servicing Agents to compensate them for the services they provide their customers.

●	Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive same day pricing.

●	Be authorized to accept purchase orders on behalf of a Fund (and designate other Servicing Agents to accept purchase orders on a Fund’s behalf). If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on such Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) will receive that day’s NAV, and all purchase orders received in good order by the Servicing Agent (or its designee) after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) will receive the next day’s NAV.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus. Investors purchasing or redeeming through a servicing agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with a Fund. When you purchase shares of a Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with that Fund. If the Servicing Agent does not, or if it does not pay the purchase price to such Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

A Fund and/or its advisor may pay fees to Servicing Agents to compensate them for the services they provide their customers, to reimburse them for the marketing expenses they incur, or to pay for the opportunity to have them distribute such Fund. The amount of these payments is determined by such Fund and/or its advisor and may differ among Servicing Agents. Such payments may provide incentives for Servicing Agents to make shares of such Fund available to their customers, and may allow the Fund greater access to such Servicing Agents and their customers than would be the case if no payments were made. You may wish to consider whether such arrangements are in place when evaluating any recommendation to purchase shares of a Fund.

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Other Information about Purchasing Shares of a Fund

A Fund may reject any Purchase Application for any reason. A Fund will not accept any initial purchase orders by telephone unless they are from a Servicing Agent, which has an agreement with that Fund.

The Funds will not issue certificates evidencing shares. Instead, the Funds will send investors written confirmation for all purchases of shares.

The Funds offer a systematic investment plan allowing shareholders to make purchases, in amounts of $50 or more, on a regular basis. To use this service, the shareholder must authorize the transfer of funds from their checking or savings account by completing the Systematic Investment Plan section of the Purchase Application and attaching either a voided check or pre-printed savings deposit slip. The Systematic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House (“ACH”). The transfer agent is unable to debit mutual fund or pass through accounts. If your payment is rejected by your bank, the transfer agent will charge a $25 fee to your account. Any request to change or terminate a Systematic Investment Plan should be submitted to the transfer agent five days prior to effective date.

The Funds offer a telephone purchase option for subsequent purchases pursuant to which money will be moved from the shareholder’s bank account to the shareholder’s Fund account upon request. Only bank accounts held at domestic financial institutions that are ACH members can be used for telephone transactions. You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time. Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear. Fund shares are purchased at the NAV for the relevant class (plus any applicable sales charge) determined as of the close of regular trading on the day that UFS receives the purchase order. If an account has more than one owner or authorized person, a Fund will accept telephone instructions from any one owner or authorized person. The minimum transaction amount for a telephone purchase is $100.

Shareholders of record may exchange shares of a Fund for shares of any other Fund in the EntrepreneurShares fund family on any business day by contacting such Fund directly. Exchanges are allowed between identically registered accounts. You must meet the minimum initial investment when opening a new account via exchange. In addition, subsequent exchanges between Funds must meet the minimum investment requirement for additional investments of the new Fund. For exchange purposes, you may only exchange shares of Funds within the same share class. An exchange from one Fund to another is treated the same as an ordinary redemption and purchase for federal income tax purposes upon which you may realize a capital gain or loss. This is not a tax-free exchange. An exchange request received by a Fund prior to market close will be made at that day’s closing NAV. If you do not wish to have this privilege on your account, you can decline this option on your account application. If you need to rescind this option, you can contact that Fund at any time to have this privilege removed from your account. Because frequent trading can hurt a Fund’s performance and shareholders, each Fund reserves the right to temporarily or permanently limit the number of exchanges you may make or to otherwise prohibit or restrict you from making an exchange at any time, without notice.

The Funds offer the following tax-advantaged savings plans:

Traditional IRA

IRA

SEP IRA

Simple IRA

Roth IRA

Coverdell Education Savings Account (ESA)

The Funds recommend that investors consult with a competent financial and tax advisor regarding an IRA or ESA before investing. Investors can obtain further information about the automatic investment plan, the telephone purchase plan, the IRAs and the ESA by calling 888-857-0917.

If you would like to purchase shares for a retirement or education savings account, please call 888-857-0917 for additional information.

Householding

To reduce expenses, each Fund generally mails only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts and to shareholders that such Fund reasonably believes are from the same family and household. This is referred to as “householding.” If you wish to discontinue householding and would like to receive individual copies of these documents, please call us at 888-857-0917. Once a Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving requests. This policy does not apply to account statements.

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Inactivity

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, your shares of a Fund may be transferred to that state. Please call 888-857-0917 for additional information.

REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

Prepare a letter of instruction containing:

●	Account number(s)

●	The amount of money or number of shares being redeemed

●	The name(s) on the account

●	Daytime phone number

●	Additional information that the applicable Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who gold shares in a fiduciary or representative capacity. Please contact Ultimus in advance at 888-857-0917 if you have any questions

Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, will be required for the following situations:

●	When redemption proceeds are payable or sent to any person, address, or bank account not on record

●	The redemption request is received within 30 calendar days after an address change

●	If the ownership is being changed on your account

●	For redemptions in excess of $50,000

In addition to the situations described above, the applicable Fund and/or the transfer agent reserve the right to require a signature guarantee in other instances, based on the circumstances related to the particular situation. Signature guarantees generally will be accepted from domestic banks, broker-dealers, credit unions, national securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agent Medallion Program.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

A notarized signature is not an acceptable substitute for a Medallion Signature Guarantee.

Send the letter of instruction to:

FOR FIRST CLASS MAIL

Global Fund, US Small Cap, and/or US Large Cap, as the case may be.

Ultimus Fund Solutions, LLC

P.O. Box 46707
Cincinnati, Ohio 45246-0707

FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

Global Fund, US Small Cap, and/or US Large Cap, as the case may be.

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Please do not send letters of instruction by overnight delivery service or registered mail to the post office box address.

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How to Redeem (Sell) Shares by Telephone

Instruct Ultimus that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application. In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the transfer agent. The request must be signed by each shareholder of the account and may require a signature guarantee or a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source. Further documentation may be requested from corporations, executors, administrators, trustees, and guardians.

Assemble the same information that you would include in the letter of instruction for a written redemption request. Once a telephone transaction has been placed, it cannot be canceled or modified. If an account has more than one owner or authorized person, the applicable Fund will accept telephone instructions from any one owner or authorized person.

To redeem by telephone, please call Ultimus at 888-857-0917. Please do not call a Fund or its advisor.

Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

How to Redeem using a Systematic Withdrawal Plan

Instruct Ultimus that you want to set up a Systematic Withdrawal Plan. This can be done by completing the appropriate section on the Purchase Application. You may choose to receive a minimum amount of $100 on any day of the month. Payments can be made by check to your address of record, or by electronic funds transfer through the ACH network directly to your predetermined bank account. Your Fund account must have a minimum balance of $10,000 to participate in this Plan. This Plan may be terminated at any time by the applicable Fund and you may terminate the Plan by contacting Ultimus in writing. Any notification of change or termination should be provided to the transfer agent in writing at least five days prior to effective date.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined NAV after:

●	Ultimus receives your written request in the proper form with all required information
●	Ultimus receives your authorized telephone request with all required information

●	A Servicing Agent (or its designee) that has been authorized to accept redemption requests on behalf of the applicable Fund receives your request in accordance with its procedures

Good Order

Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

●	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

●	The request must identify your account number;

●	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

●	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption.

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Payment of Redemption Proceeds

For those shareholders who redeem shares by mail, Ultimus will mail a check in the amount of the redemption proceeds typically on the business day following the redemption, but no later than the seventh day after it receives the written request in proper form with all required information.

●	For those shareholders who redeem by telephone, Ultimus will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer (“EFT”) or wire. An EFT generally takes two to three business days to reach the shareholder’s account whereas Ultimus generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the applicable Fund may direct Ultimus to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

o	Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

o	The Funds have the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio (referred to as an “in kind” distribution) and may do so in the form of pro-rata slices of such Fund’s portfolio, individual securities, or a representative basket of securities. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash. Also, a shareholder who receives a redemption in kind bears the market risk of the securities until they are converted into cash.

●	Each Fund imposes a redemption fee equal to 2% of the dollar value of the shares redeemed within five business days of the date of purchase. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains) or through the automatic investment plan, shares held in retirement plans (if the plans request a waiver of the fee), or shares redeemed through designated systematic withdrawal plans.

Other Redemption Considerations

When redeeming shares of a Fund, shareholders should consider the following:

●	The redemption may result in a taxable gain.

●	Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

●	The applicable Fund may delay the payment of redemption proceeds for up to seven days in all cases. In addition, a Fund can suspend redemptions and/or postpone payments or redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

●	If you purchased shares by check, the applicable Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 calendar days from the date of purchase).

●	Ultimus will send the proceeds of a redemption to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

●	Ultimus will not accept telephone redemption requests made within 30 calendar days after an address change.

●	Each Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The applicable Fund and Ultimus may modify or terminate their procedures for telephone redemptions at any time. Neither the applicable Fund nor Ultimus will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. If an account has more than one owner or authorized person, a Fund will accept telephone instructions from any one owner or authorized person. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder cannot contact Ultimus by telephone, he or she should make a redemption request in writing in the manner described earlier.

●	Ultimus currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by EFT.

●	The Funds may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example and not limited to, (1) if the shareholder fails to provide the Funds with identification required by law;

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(2) if the Funds are unable to verify the information received from the shareholder; and (3) to reimburse a Fund for any loss sustained by reason of the failure of the shareholder to make full payment for shares purchased by the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

●	If your account balance falls below $2,500 (or $1,000 for IRAs and ESAs) for any reason, you will be given 60 days to make additional investments so that your account balance is $2,500 or more (or $1,000 for IRAs and ESAs), as applicable. If you do not, that Fund may close your account and mail the redemption proceeds to you. Where a retirement plan or other financial intermediary holds Institutional Class shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Institutional Class shares

●	Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Frequent Purchases and Redemptions of a Fund’s Shares

Frequent purchases and redemptions of a Fund’s shares by a shareholder may harm other shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Board discourages frequent purchases and redemptions of shares of a Fund and has adopted policies and procedures that:

1.	Reserve the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the relevant Fund believes might engage in frequent purchases and redemptions of Fund shares; and

2.	Impose a 2% redemption fee on redemptions that occur within five business days of the share purchase.

The redemption fee does not apply to retirement plans (if the plans request and receive a waiver of the fee), but otherwise applies to all investors in a Fund, including those who invest through omnibus accounts at intermediaries such as broker-dealers. Each Fund relies on intermediaries to determine when a redemption occurs within five business days of purchase. Shareholders purchasing shares through an intermediary should contact the intermediary or refer to their account agreement or plan document for information about how the redemption fee for transactions in the intermediary’s omnibus accounts works and any differences between the applicable Fund redemption fee procedures and the intermediary’s redemption fee procedures. The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan. Although the Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, there is no guarantee that such trading will not occur. A Fund may, in its sole discretion, waive the redemption fee in the case of death, disability, hardship, or other limited circumstances that do not indicate market timing strategies.

Inactive Accounts

Your account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the Funds are unable to locate a shareholder, they will determine whether the shareholder’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. You have two distribution options:

1.	Automatic Reinvestment Option – Both dividend and capital gain distributions will be reinvested in additional shares of the applicable Fund.

2.	All Cash Option – Both dividend and capital gain distributions will be paid in cash.

If you elect to receive your distribution in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the applicable Fund reserves the right to reinvest the distribution check in the shareholder’s account at such Fund’s then current NAV and to reinvest subsequent distributions.

You may make your distribution election on the Purchase Application. You may change your election by writing to Ultimus or by calling 888-857-0917.

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For Fund shareholders who are not investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, dividends received from a Fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a Fund’s short-term capital gains are taxable as ordinary income. Dividends from a Fund’s long-term capital gains are taxable as long-term capital gain. Whether gains are short-term or long-term depends on the Fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, a Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds have chosen Average Cost as its default tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. A Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than a Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax adviser with regard to your personal circumstances.

A Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

DISTRIBUTION AND SERVICE PLANS (RETAIL CLASS AND CLASS A SHARES)

The Trust has adopted distribution and service (Rule 12b-1) plans for all Fund’s Retail Class shares and the Global Fund’s Class A shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Each plan allows a Fund to use up to 0.25% of the average daily net assets attributable to the relevant class of shares, to pay sales, distribution, and other fees for the sale of that share class and for services provided to holders of that class of shares. Because these fees are paid out of each Fund’s assets, over time, these fees will increase the cost of your investment in Retail Class shares and may cost you more than paying other types of sales charges.

The Funds’ Institutional Class shares are not subject to any distribution and service (Rule 12b-1) fees.

RELATED PERFORMANCE INFORMATION FOR GLOBAL FUNDTM

Historical Performance of a Comparable Global Entrepreneur Managed Account

Global Fund™ (the Fund) is modeled after a Global Entrepreneur Managed Account managed by Dr. Joel M. Shulman, the Fund’s portfolio manager. The Fund has substantially the same investment objective, policies and restrictions as the Global Entrepreneur Managed Account. This section presents past performance information for the Global Entrepreneur Managed Account.

The performance of the Global Entrepreneur Managed Account, however, does not represent, and is not a substitute for, the performance of the Fund, and you should not assume that the Fund will have the same future performance as the Global Entrepreneur Managed Account. It is inappropriate and would be inaccurate for an investor to consider the Global Entrepreneur Managed Account’s performance below, either separately or together, as being indicative of the future performance of the Fund. The Advisor has included this section because it believes that the performance information presented is sufficiently relevant, as related or supplemental information only, to merit consideration by prospective Fund investors.

The table shows the performance of the Global Entrepreneur Managed Account over time. All figures assume dividend reinvestment. The Global Entrepreneur Managed Account’s performance shown is based on a gross of fee portfolio performance. The expenses of the Fund, including the Rule 12b-1 fees imposed on the Fund’s Class A and Retail Class shares, are higher than the expenses of the Global Entrepreneur Managed Account. The performance shown in the bar chart and table for the Global Entrepreneur Managed Account would be lower if adjusted to reflect the higher expenses of the Fund’s shares. The fee schedule for the Fund is included in its prospectus. Indices are unmanaged and it is not possible to invest directly in indices. As such, year-by-year index figures do not account for any fees or fund expenses.

The past performance in managing other portfolios is no guarantee of future results in managing the Fund. Please note the following cautionary guidelines in reviewing this disclosure:

●	Performance figures are not the performance of the Fund. The Global Entrepreneur Managed Account’s performance shown is not the performance of the Fund and is not an indication of how the Fund would have performed in the past or will perform in the future. The Fund’s performance in the future will be different from the Global Entrepreneur Managed Account’s performance presented, due to factors such as differences in the cash flows, different fees, expenses, portfolio size and composition, and possibly asset allocation methodology. In particular, Global Entrepreneur Managed Account performance is not necessarily an indication of how the Fund will perform, as the portfolio is not subject to investment

33

limitations, leverage restrictions, diversification requirements and other restrictions imposed on investment companies by the 1940 Act and the Internal Revenue Code, which, if applicable, can have a negative impact on the Fund’s performance.

●	There have been significant fluctuations in the market in the past ten years. The performance for the period is shown through December 31, 2020. The markets have been volatile within the past ten years, and this trend may continue. As a result, the performance included herein will not reflect the latest volatility in the markets, if any occurs.

●	The performance shown are averages. The information below shows annual rates of return for the years indicated, but does not reflect any volatility that may have occurred within a given period. The following table provides for the Global Entrepreneur Managed Account’s annual rates of return for the years indicated, without deduction of fees and expenses, as discussed above.

Global Entrepreneur Managed Account

Calendar Year Returns as of December 31, 2020

2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
8.25%	16.66%	30.75%	0.39%	3.52%	10.62%	33.11%	9.64%	29.56%	39.55%

Average Annual Total Returns For Periods Ended December 31, 2020

	One Year	Three Year	Five Year	Since Inception
Global Entrepreneur Managed Account[2]	39.55%	11.15%	19.20%	13.07%
MSCI World Index -- Gross[1]	16.50%	11.15%	12.82%	8.16%

1.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. MSCI is the owner of the trademarks, service marks, and copyrights of the MSCI World Index – Gross Index.

2.	The Global Entrepreneur Managed Account commenced operations on July 11, 2005. Performance in this table is shown for periods beginning August 1, 2005.

34

FINANCIAL HIGHLIGHTS ERSHARES GLOBAL ENTREPRENEURS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements which are incorporated by reference into the SAI, and are included in the Fund’s June 30, 2021 annual report, which is available at no charge upon request. Because Class A shares and Retail Class shares of the Fund have not commenced investment operations, no financial highlights are available at this time. In the future, financial highlights for Class A shares and Retail Class shares will be presented in this section of the Prospectus. The Fund’s financial statements prior to the fiscal year ended June 30, 2020 were audited by the Fund’s previous independent registered public accounting firm.

For an Institutional Class share outstanding throughout each year.

	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30,		June 30,	June 30,	June 30,	June 30,
	2021		2020	2019	2018	2017
Selected Per Share Data:
Net asset value, beginning of year	$16.82		$15.78	$16.07	$14.65	$11.81
Investment operations:
Net investment loss(a)	(0.14)		(0.08)	(0.06)	(0.10)	(0.07)
Net realized and unrealized gain	7.32		1.61	0.16	2.77	2.91
Total from investment operations	7.18		1.53	0.10	2.67	2.84
Less distributions to shareholders from:
Net realized gains	(2.18)		(0.49)	(0.39)	(1.25)	—
Total distributions	(2.18)		(0.49)	(0.39)	(1.25)	—
Paid-in capital from redemption fees	—	(b)	— (b)	— (b)	— (b)	—
Net asset value, end of year	$21.82		$16.82	$15.78	$16.07	$14.65
Total Return(c)	42.63%		9.80%	1.11%	18.65%	24.05%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$121,627		$51,234	$63,784	$63,082	$26,933
Ratio of expenses to average net assets:
Before fees waived/recouped	1.44%		1.49%	1.47%	1.53%	1.74%
After fees waived/recouped	1.44%		1.49%	1.56%	1.70%	1.70%
Ratio of net investment loss to average net assets:
Before fees waived/recouped	(0.67)%		(0.51)%	(0.27)%	(0.47)%	(0.57)%
After fees waived/recouped	(0.67)%		(0.51)%	(0.36)%	(0.64)%	(0.53)%
Portfolio turnover rate	477	% (d)	61%	23%	38%	65%

(a)	Based on average shares outstanding during the year.

(b)	Rounds to less than $0.005 per share.

(c)	Total returns would have been lower/higher had certain expenses not been waived/recovered by the advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

(d)	The Fund has experienced an unusual interest rate environment combined with volatile markets resulting from inflationary concerns during the past fiscal year. These two factors posed potential adverse effects to the Fund. Thus, the portfolio manager engaged in temporary defensive positions as well as positioned the Fund to take the best advantage of the environment it was facing. These two actions, combined with a reversion of the defensive positions, resulted in an increased turnover for the Fund.

35

FINANCIAL HIGHLIGHTS ERSHARES US SMALL CAP

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements which are incorporated by reference into the SAI, and are included in the Fund’s June 30, 2021 annual report, which is available at no charge upon request. Because Retail Class shares of the Fund have not commenced investment operations, no financial highlights are available at this time. In the future, financial highlights for Retail Class shares will be presented in this section of the Prospectus. The Fund’s financial statements prior to the fiscal year ended June 30, 2020 were audited by the Fund’s previous independent registered public accounting firm.

For an Institutional Class share outstanding throughout each year.

	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30,		June 30,		June 30,	June 30,	June 30,
	2021		2020		2019	2018	2017
Selected Per Share Data:
Net asset value, beginning of year	$12.01		$12.71		$15.27	$12.75	$9.72
Investment operations:
Net investment income (loss)(a)	(0.06)		(0.01)		— (b)	(0.02)	0.01
Net realized and unrealized gain (loss)	5.35		0.11		(0.28)	3.89	3.04
Total from investment operations	5.29		0.10		(0.28)	3.87	3.05
Less distributions to shareholders from:
Net investment income	—		(0.01)		—	—	(0.02)
Net realized gains	(2.27)		(0.79)		(2.28)	(1.35)	—
Total distributions	(2.27)		(0.80)		(2.28)	(1.35)	(0.02)
Paid-in capital from redemption fees	—	(b)	—	(b)	— (b)	— (b)	—
Net asset value, end of year	$15.03		$12.01		$12.71	$15.27	$12.75
Total Return(c)	42.19%		0.86%		1.58%	32.42%	31.39%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$153,628		$163,828		$160,710	$159,435	$120,847
Ratio of expenses to average net assets:
Before fees waived/recouped	0.87%		0.90%		0.89%	0.90%	0.90%
After fees waived/recouped	0.85%		0.85%		0.85%	0.85%	0.85%
Ratio of net investment loss to average net assets:
Before fees waived/recouped	(0.43)%		(0.10)%		(0.05)%	(0.16)%	(0.18)%
After fees waived/recouped	(0.41)%		(0.05)%		(0.01)%	(0.11)%	(0.13)%
Portfolio turnover rate	439	% (d)	139	% (e)	43%	72%	53%

(a)	Based on average shares outstanding during the year.

(b)	Rounds to less than $0.005 per share.

(c)	Total returns would have been lower/higher had certain expenses not been waived/recovered by the advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

(d)	The Fund has experienced an unusual interest rate environment combined with volatile markets resulting from inflationary concerns during the past fiscal year. These two factors posed potential adverse effects to the Fund. Thus, the portfolio manager engaged in temporary defensive positions as well as positioned the Fund to take the best advantage of the environment it was facing. These two actions, combined with a reversion of the defensive positions, resulted in an increased turnover for the Fund.

(e)	Given the abnormal market circumstances resulting from the COVID-19 situation, the Fund had taken a temporary defensive position. As the market started to recover, the Fund has been reversing its temporary defensive position. This temporary implementation and reversion of the defensive position increased the Fund’s turnover.

36

FINANCIAL HIGHLIGHTS ERSHARES US LARGE CAP

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements which are incorporated by reference into the SAI, and are included in the Fund’s June 30, 2021 annual report, which is available at no charge upon request. Because Retail Class shares of the Fund have not commenced investment operations, no financial highlights are available at this time. In the future, financial highlights for Retail Class shares will be presented in this section of the Prospectus. The Fund’s financial statements prior to the fiscal year ended June 30, 2020 were audited by the Fund’s previous independent registered public accounting firm.

For an Institutional Class share outstanding throughout each year.

(For a share outstanding during each year)

	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30,		June 30,		June 30,	June 30,	June 30,
	2021		2020		2019	2018	2017
Selected Per Share Data:
Net asset value, beginning of year	$16.90		$15.17		$14.75	$12.61	$10.65
Investment operations:
Net investment income (loss)(a)	(0.10)		(0.03)		— (b)	(0.02)	0.04
Net realized and unrealized gain	4.72		2.73		0.69	3.48	2.10
Total from investment operations	4.62		2.70		0.69	3.46	2.14
Less distributions to shareholders from:
Net investment income	—		—		—	(0.01)	(0.06)
Net realized gains	(4.03)		(0.97)		(0.27)	(1.31)	(0.12)
Total distributions	(4.03)		(0.97)		(0.27)	(1.32)	(0.18)
Paid-in capital from redemption fees	—	(b)	—	(b)	— (b)	— (b)	—
Net asset value, end of year	$17.49		$16.90		$15.17	$14.75	$12.61
Total Return(c)	24.30%		18.50%		5.09%	28.67%	20.26%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$159,772		$151,308		$133,321	$124,392	$107,823
Ratio of expenses to average net assets:
Before fees waived/recouped	0.76%		0.80%		0.79%	0.81%	0.82%
After fees waived/recouped	0.75%		0.75%		0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recouped	(0.54)%		(0.24)%		(0.07)%	(0.18)%	0.26%
After fees waived/recouped	(0.53)%		(0.19)%		(0.03)%	(0.12)%	0.33%
Portfolio turnover rate	584	% (d)	149	% (e)	0%	43%	43%

(a)	Based on average shares outstanding during the year.

(b)	Rounds to less than $0.005 per share.

(c)	Total returns would have been lower/higher had certain expenses not been waived/recovered by the advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

(d)	The Fund has experienced an unusual interest rate environment combined with volatile markets resulting from inflationary concerns during the past fiscal year. These two factors posed potential adverse effects to the Fund. Thus, the portfolio manager engaged in temporary defensive positions as well as positioned the Fund to take the best advantage of the environment it was facing. These two actions, combined with a reversion of the defensive positions, resulted in an increased turnover for the Fund.

(e)	Given the abnormal market circumstances resulting from the COVID-19 situation, the Fund had taken a temporary defensive position. As the market started to recover, the Fund has been reversing its temporary defensive position. This temporary implementation and reversion of the defensive position increased the Fund’s turnover.

37

PRIVACY NOTICE

WHAT DOES ENTREPRENEUERSHARES SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why? Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What? The types of personal information we collect and share depends on the product or service that you have with us.

This information can include:

●     Social Security number and wire transfer instructions

●     account transactions and transaction history

●     investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How? All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons EntrepreneurShares Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your Does EntrepreneuerShares Series
Personal information: Trust share information? Can you limit this sharing?

For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes – information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS? Call 888-857-0917.

38

ENTREPRENEURSHARES PRIVACY NOTICE

What we do:

How does EntrepreneurShares Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does EntrepreneurShares Series Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● EntrepreneurShares Series Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● EntrepreneurShares Series Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● EntrepreneurShares Series Trust doesn’t jointly market.

39

ERShares Global Entrepreneurs Investment Advisor

Seaport Global Advisors, LLC

175 Federal Street, Suite #875

Boston, MA 02110

ERShares Global Entrepreneurs Investment Sub-Advisor

EntrepreneurShares, LLC

175 Federal Street, Suite #875

Boston, MA 02110

ERShares US Small Cap and ERShares US Large Cap Investment Advisor

Capital Impact Advisors, LLC

175 Federal Street, Suite #875

Boston, MA 02110

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 3rd Floor

Philadelphia, PA 19103

Custodian

UMB Bank, N.A.

928 Grand Blvd., 5th Floor,

Kansas City, MO 64106

Distributor

Vigilant Distributors, LLC

Gateway Corporate Center, Suite 216

223 Wilmington West Chester Pike

Chadds Ford, PA 19317

Administrator, Accountant and Transfer Agent

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Counsel

Thompson Hine LLP

41 S. High Street, Suite 1700

Columbus, OH 43215

To learn more about the EntrepreneurShares Funds, you may want to read the SAI, which contains additional information about the Funds. The Funds have incorporated by reference the SAI into this Prospectus. This means that you should consider the contents of the SAI to be part of this Prospectus.

You also may learn more about the investments of the Funds by reading the Funds’ annual and semi-annual reports to shareholders, when available. The annual report will include a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling Ultimus Fund Solutions, LLC at 888-857-0917. The Funds also make available the SAI and the annual and semi-annual reports, free of charge, on Internet website (http://www.entrepreneurshares.com).

Prospective investors and shareholders who have questions about the Funds also may call the following number or write to the following address:

EntrepreneurSharesTM Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707
Cincinnati, Ohio 45246-0707

Telephone: 888-857-0917

Reports and other information about the Fund also are available at the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC File No. 811-22436

Statement of Additional Information

EntrepreneurShares Series TrustTM

ERShares Global Entrepreneurs™

Institutional Class: ENTIX

Class A: not currently offered

Retail Class: not currently offered

ERShares US Small Cap ™

Institutional Class: IMPAX

Retail Class: not currently offered

ERShares US Large Cap ™

Institutional Class: IMPLX

Retail Class: not currently offered

October 28, 2021

As supplemented April 1, 2022

175 Federal Street

Suite #875

Boston, MA 02110

Toll Free: 888-857-0917

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus dated October 28, 2021, as supplemented from time to time of the EntrepreneurShares Series Trust (the “Trust”). A copy of the Prospectus may be obtained without charge from the Trust at the address and telephone number set forth above. The Funds’ financial statements, accompanying notes and report of independent registered public accounting firm contained in the annual reports of the Funds, dated June 30, 2021, are incorporated by reference into this SAI. This SAI and the annual and semi-annual reports of the Funds are available to shareholders and prospective investors without charge upon request.

“EntrepreneurShares. Invest in Visionary Leadership,” EntrepreneurSharesTM and FundsTM are trademarks/service marks of Dr. Joel M. Shulman, and have been licensed for use by the Funds’ investment advisors.

FUND HISTORY AND CLASSIFICATION	1
INVESTMENT OBJECTIVE	1
INVESTMENT STRATEGIES AND RISKS	2
INVESTMENT RESTRICTIONS	13
PORTFOLIO TURNOVER	14
DISCLOSURE OF PORTFOLIO HOLDINGS	15
MANAGEMENT	16
CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS	21
ADVISORY AND OTHER SERVICES	22
PORTFOLIO MANAGER	29
PORTFOLIO TRANSACTIONS AND BROKERAGE	31
NET ASSET VALUE	32
DISTRIBUTION OF SHARES	33
ADDITIONAL INFORMATION REGARDING PURCHASES AND SALES OF FUND SHARES	34
INACTIVE ACCOUNTS	37
ALLOCATION OF INVESTMENT OPPORTUNITIES	37
TAXES	38
GENERAL INFORMATION	43
DESCRIPTION OF COMMERCIAL PAPER RATINGS	44
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45
FINANCIAL STATEMENTS	45

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus dated October 28, 2021, as supplemented from time to time and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust or the Funds.

This SAI does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

ERShares Global Entrepreneurs™ (“Global Fund”), ERShares US Small Cap ™ (“US Small Cap Fund”) and the ERShares US Large Cap™ (“US Large Cap Fund”) (collectively, the “Funds” and each, a “Fund”) are each a diversified series of the EntrepreneurShares Series TrustTM (“Trust”). Each of the ERShares Entrepreneurs ETF (the “Entrepreneurs ETF”) and the ERShares NextGen Entrepreneurs ETF (the “NextGen ETF”) is a series of the Trust that is addressed in a separate Statement of Additional Information. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory trust on July 1, 2010. This SAI supplements the information contained in the Trust’s Prospectus dated October 28, 2021, as supplemented from time to time and contains more detailed information about the Funds’ investment strategies and policies and the types of instruments in which the Funds may invest. A summary of the risks associated with these instrument types and investment practices is included as well.

The Global Fund has registered three classes of shares: Class A shares, Retail Class shares and Institutional Class shares. The US Small Cap Fund and US Large Cap Fund each have registered two classes of shares: Institutional Class shares and Retail Class shares. Each share class represents an interest in the same assets of each Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. Each share of the Funds is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Funds is entitled to participate equally with other shares on a class-specific basis (i) in dividends and distributions declared by a Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of a Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. Currently, only Institutional Class shares of each of the Global Fund, US Small Cap Fund and US Large Cap are being offered.

INVESTMENT OBJECTIVE

The investment objective for all Funds is long-term capital appreciation. Each Fund seeks investment results that exceed the performance, before fees and expenses, of a relevant Index, through active principles-based securities selection. The Funds mainly invest in equity securities that possess entrepreneurial characteristics, as determined by the Fund’s portfolio manager, Dr. Joel Shulman, in his official capacity and not in his individual capacity (the “Portfolio Manager”).

INVESTMENT STRATEGIES AND RISKS

Principal Strategies and Risks of the Funds

Because the Funds intend to invest mainly in equity securities of entrepreneurial companies, an investment in a Fund may be subject to greater risks than those of other funds that invest primarily in large capitalization companies domiciled in the United States.

The Funds investment strategy is unique, in part, due to the portfolio manager’s selection process of identifying a universe of companies, including technology companies, that the portfolio manager believes possess entrepreneurial management characteristics. The Funds utilize quantitative models to narrow the broad universe of companies in which a Fund may invest. The Funds then use fundamental analysis to identify from this list the entrepreneurial companies that it believes have the potential for long-term capital appreciation. By way of example, in conducting the fundamental analysis, a Fund looks for companies with a good business and shareholder-oriented management. The portfolio manager generally will sell a portfolio security when the portfolio manager believes the security has achieved its value potential; changing fundamentals signal a deteriorating value potential; or other securities with entrepreneurial characteristics have better performance potential.

The Funds intend to invest in securities of technology companies. Investment in technology companies, including companies engaged in Internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of small or unseasoned companies.

In some instances, equity securities of entrepreneurial companies may be thinly traded and often will be closely held with only a small proportion of the outstanding securities held by the general public. In view of such factors, a Fund may assume positions in securities with volatile share prices. Therefore, the current net asset value (“NAV”) of that Fund may fluctuate significantly. Accordingly, the Funds should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such investment.

The Global Fund is exposed to particular offshore risks. Investing in securities of entrepreneurial companies located in emerging market countries generally is considered riskier than investing in securities of companies located in developed countries. Emerging market countries may have unstable governments and/or economies that are subject to economic volatility. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal infrastructure, business and social framework to support securities markets. Other risks related to emerging market and international securities include delays in transaction settlement, minimal publicly available information about issuers, different reporting, accounting and auditing standards, expropriation or nationalization of the issuer or its assets, and imposition of currency exchange controls.

Non-Principal Strategies and Risks of the Funds

Derivatives

The Funds may invest in various derivatives. A derivative is a financial instrument which has a value that is based on — or “derived from” — the values of other assets, reference rates, or indexes. The

Funds may invest in derivatives for hedging purposes. The Funds will not invest more than 5% of the value of its total assets in derivative securities.

Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (“OTC”) market. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if the portfolio manager does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. While certain derivative transactions may be considered to constitute borrowing transactions, such derivative transactions will not be considered to constitute the issuance of a “senior security”, and therefore such transactions will not be subject to the 300% continuous asset coverage requirement otherwise applicable to borrowings, if a Fund covers the transaction or segregates sufficient liquid assets in accordance with applicable requirements.

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the investing Fund’s interest. Such Fund bears the risk that the portfolio manager will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Fund. If such Fund attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment. This could cause substantial losses for that Fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Funds.

Options on Securities

An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

Call Options on Securities. When a Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

To terminate an obligation on a call that a Fund has written, the Fund may purchase a call in a “closing purchase transaction.” A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because such Fund retains the premium received. All call options written by that Fund must be “covered.” For a call to be “covered”: (a) that Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (b) the Fund must maintain cash or liquid securities adequate to purchase the security; or (c) any combination of (a) or (b).

When a Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price. Such Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and that Fund will lose its premium payment and the right to purchase the related investment.

Put Options on Securities. When a Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits a Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put.

When a Fund writes a put option, it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because the writing Fund retains the premium received. All put options written by a Fund must be “covered.” For a put to be “covered”, a Fund must maintain cash or liquid securities equal to the option price.

Futures Contracts and Options Thereon

A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date. The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product. The commitment is executed in a designated contract market – a futures exchange – that maintains facilities for continuous trading. The buyer and seller of the futures contract are both required to make a deposit of cash or U.S. Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin. Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract. No credit is being extended, and no interest expense accrues on the non-margined value of the contract. The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract. A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level. An investing Fund will maintain cash or liquid securities sufficient to cover its obligations under each futures contract into which it enters.

The Funds may purchase stock index futures contracts to efficiently manage cash flows into and out of the relevant Fund and to potentially reduce trading costs. Participation in the futures markets involves additional investment risks - in particular, the loss from investing in futures contracts is potentially unlimited. The skills needed to invest in futures contracts are different from those needed to invest in portfolio securities. While a Fund generally will utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time.

A Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities, and may purchase put and call options and write call options on stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

When a Fund purchases a put or call option on a futures contract, such Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing a call option on a futures contract, a Fund receives a premium in return for granting to the purchaser of the option the right to buy from that Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Some futures and options strategies tend to hedge a Fund’s positions against price fluctuations, while other strategies tend to increase market exposure. The extent of a Fund’s loss from an un-hedged short position in futures contracts or call options on futures contracts is potentially unlimited. A Fund may engage in related closing transactions with respect to options on futures contracts. A Fund may only purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

The Funds are each operated by an investment advisor that claims an exclusion on behalf of the Funds from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”) pursuant to Rule 4.5 under the CEA promulgated by the Commodity Futures Trading Commission (the “CFTC”). Accordingly, neither a Fund nor the relevant advisor is subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion under Rule 4.5 as it has recently been amended by the CFTC, each Fund will be limited in its ability to use futures and options on futures and engage in certain swaps transactions. In the event that a Fund’s investments in certain derivative instruments regulated under the CEA (“Commodity Interests”), including futures, swaps and options on futures, exceed a certain threshold, the relevant advisor may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Fund. A Fund’s eligibility to claim the exclusion will be based upon the level and scope of its investment in Commodity Interests, the purposes of such investments and the manner in which such Fund holds out its use of Commodity Interests. For example, Rule 4.5 requires a fund with respect to which the operator is claiming the exclusion to, among other things, satisfy one of the two following trading thresholds: (i) the aggregate initial margin and premiums required to establish positions in Commodity Interests cannot generally exceed 5% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses; or (ii) the aggregate net notional value of Commodity Interests not used solely for “bona fide hedging purposes,” determined at the time the most recent position was established, cannot generally exceed 100% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into. The Funds currently intend to operate in a manner that would permit the relevant advisor to continue to claim the exclusion under Rule 4.5, which may adversely affect the advisor’s ability to manage the relevant Fund under certain market conditions and may adversely affect such Fund’s total return. In the event the relevant advisor becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator, that Fund’s expenses may increase. The CFTC’s recent amendments to the CEA, including Rule 4.5, have been challenged in court. The effect of the rule changes on the operations of the Funds and the advisors are not fully known at this time.

When a Fund purchases or sells a futures contract, that Fund “covers” its position. To cover its position, such Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the amount of the actual contractual obligation to pay in the future of the futures contract. If such Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which that Fund may undertake and on the potential increase in the speculative character of that Fund’s outstanding portfolio securities. Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

A Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (namely, an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, that Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, that Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

Although the Funds intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the investing Fund determines not to close a futures position in anticipation of adverse price movements, such Fund will be required to make daily cash payments of variation margin. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Limitations on Options and Futures

Transactions in options by the Funds will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which any Fund may write or hold may be affected by options written or held by the other Funds and other investment advisory clients of that Fund’s advisor and its affiliates. Position limits also apply to futures contracts. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.

Special Risks of Hedging Strategies

Participation in the options or futures markets involves investment risks and transactions costs to which a Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the portfolio manager’s prediction of movements in the securities and interest rate markets is inaccurate, the applicable Fund could be in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (3) the possible absence of a liquid secondary market for any particular instrument at any time.

Foreign Securities

The Funds may invest in securities of foreign issuers, although generally the US Small Cap Fund and the US Large Cap Fund will only invest in American Depository Receipts (“ADRs”) or American Depository Shares (“ADSs”), of non-U.S. companies the business of which is tied economically to the United States. The Funds may also hold securities of U.S. and foreign issuers in the form of ADRs or ADSs and they may each invest in securities of foreign issuers traded directly in the U.S. securities markets. Investments in foreign securities involve special risks and considerations that are not present when a Fund invests in domestic securities.

The value of a Fund’s foreign investments may be significantly affected by changes in currency exchange rates, and such Fund may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce such Fund’s income without providing a tax credit for the Fund’s shareholders. Although the Funds intend to invest in securities of foreign issuers domiciled in nations which the relevant advisor considers as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

Investment Companies

Although the Funds do not expect to invest a significant amount of its assets in exchange-traded funds (“ETFs”), a Fund may purchase shares of ETFs. ETFs are investment companies that are bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market index. Typically, a Fund would purchase ETF shares to increase its equity exposure to all or a portion of the stock market while maintaining flexibility to meet the liquidity needs of the Fund. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its NAV. ETFs also have management fees that are part of their costs, and a Fund will indirectly bear its proportionate share of these costs. Generally, a Fund will purchase shares of ETFs having the characteristics of the types of common stocks in which such Fund typically invests. If greater liquidity is desired, then a Fund may purchase shares of ETFs designed to track the price performance and dividend yield of a broad market index.

Illiquid Securities

The Funds may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by a Fund could adversely affect their marketability, causing that Fund to sell securities at unfavorable prices. The Board has delegated to the relevant advisor the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board has directed each advisor to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (for example, certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors. The Funds consider a security illiquid if a Fund holds more than the average daily trading volume, based on a 30-day trading volume.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, such Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities for which there is no market will be valued by appraisal at their fair value as determined in good faith by the relevant advisor under procedures established by and under the general supervision and responsibility of the Board.

Lending of Portfolio Securities

The Funds may lend portfolio securities constituting up to 33-1/3% of its total assets (as permitted by the 1940 Act) to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. During the time portfolio securities are on loan, the borrower pays the lending Fund an amount equivalent to any dividends or interest paid on such securities, and such Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of a Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Funds will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Borrowing

A Fund may borrow from banks, as long as it maintains continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings, including reverse repurchase agreements) of 300% of all amounts borrowed, with an exception for borrowings not in excess of 5% of such Fund’s total assets made for temporary or emergency purposes. If, at any time, the value of such Fund’s assets should fail to meet this 300% coverage test, such Fund will reduce the amount of its borrowings to the extent necessary to meet this 300% coverage within three days (not including Sundays and holidays). Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. No Fund will purchase portfolio securities when outstanding borrowings exceed 5% of such Fund’s total assets.

Money Market Instruments

A Fund may invest in cash and money market securities to “cover” investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. Each Fund may invest in cash and money market securities, including money market demand accounts which offer many of the same advantages as commercial paper master notes. Investments with a money market deposit account will be limited to accounts with Federal Deposit Insurance Corporation insured banks. Other money market securities in which a Fund may invest include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

A Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”). Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

A Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (namely, money market instruments). In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, that Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.

Repurchase Agreements

Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers of U.S. government securities. The applicable advisor will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the applicable Fund. In the event of a default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by such Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price, such Fund would suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest that Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Funds to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investments policies.

Rights and Warrants

A Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the investing Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

Convertible Securities

The Funds may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure but are usually subordinated to similar nonconvertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Preferred Stocks

The Funds may invest in preferred stocks. Preferred stock includes convertible and nonconvertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Investment Trusts

The Funds may invest in real estate investment trusts (“REITs”). A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate

(including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which may include operating or finance companies, owning real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Temporary Investment

The Funds may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. In such circumstances, a Fund may temporarily invest up to 30% of each of their assets in certain defensive strategies, including holding a substantial portion of a Fund’s assets in cash, cash equivalents, or other highly rated short-term securities, including securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. A Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value.

Cybersecurity Risks

With the increased use of technologies such as mobile devices and web-based or cloud applications, along with the dependence on the Internet and computer systems to conduct business, the Funds are susceptible to operational, information security, and related risks. Cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources), and may cause the Funds to lose proprietary information, suffer data corruption, suffer physical damage to a computer or network system, or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses, or gaining unauthorized access to digital systems, networks, or devices that are used to service the Funds’ operations (e.g., through “hacking,” “phishing,” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ website (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

Cybersecurity incidents affecting the Funds, the advisors, the sub-advisor, and other service providers to the Funds (including, but not limited to, the Funds’ accountant, custodian, transfer agent, and financial intermediaries) have the ability to disrupt business operations, potentially resulting in financial losses to both the Funds and their shareholders, interfere with a Fund’s ability to calculate its net asset value, impede trading, render Fund shareholders unable to transact business and the Funds unable to process transactions (including fulfillment of subscriptions and redemptions), cause violations of applicable privacy and other laws (including the release of private shareholder information), and result in breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and other service providers).

INVESTMENT RESTRICTIONS

The Trust has adopted the following restrictions applicable to each Fund as fundamental policies, which may not be changed without the approval of the holders of a “majority,” as defined in the 1940 Act, of the shares of the applicable Fund. Under the 1940 Act, approval of the holders of a “majority” of a Fund’s outstanding voting securities means the favorable vote of the holders of the lesser of: (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to such Fund’s borrowing of money.

No Fund may:

1.	Borrow money to an extent or in a manner not permitted under the 1940 Act. As of the date of this SAI, the 1940 Act permits a Fund to borrow money from banks provided that it maintains continuous asset coverage of at least 300% of all amounts borrowed. For purposes of this investment restriction, the entry into reverse repurchase agreements shall constitute borrowing, but the entry into options, forward contracts, futures contracts, swap contracts, including those related to indices, covered dollar rolls, and various options on swaps and futures contracts shall not constitute borrowing.

2.	Invest in real estate (although a Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs, except that a Fund may invest in financial futures contracts, options thereon, and other similar instruments.

3.	Act as an underwriter or distributor of securities other than shares of such Fund, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

4.	Purchase securities on margin. However, a Fund may obtain such short-term credit as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options, and a Fund may borrow money to the extent and in the manner permitted by the 1940 Act, as provided in Investment Restriction No. 1.

5.	Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure its borrowings.

6.	Concentrate in securities of non-governmental issuers whose principal business activities are in the same industry. Non-governmental issuers for purpose of this restriction is broadly defined as all issuers other than the United States government, any state or municipality but not including for these purposes any issuers of revenue bonds or other project cash-flow based financings, non-U.S. governmental issuers or international multilateral agency issuers.

7.	Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities and securities of a type normally acquired by institutional investors and that a Fund may lend its portfolio securities.

8.	Issue senior securities to an extent not permitted under the 1940 Act. For purposes of this investment restriction, entry into the following transactions shall not constitute senior securities to the extent a Fund covers the transaction or maintains sufficient liquid assets in accordance with applicable requirements: when-issued securities transactions, forward roll transactions, short sales, forward commitments, futures contracts and reverse repurchase agreements. In addition, hedging transactions in which a Fund may engage and similar investment strategies are not treated as senior securities for purposes of this investment restriction.

“Concentration”, for the purposes of each Fund’s investment restrictions, means “25 percent or more of the value of such Fund’s total assets invested or proposed to be invested in a particular industry or group of industries.”

The Funds have adopted certain other investment restrictions that are not fundamental policies and which may be changed by the Board of Trustees (the “Board”) without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to such Fund’s investments in illiquid securities and such Fund’s borrowing of money. Any changes in these non-fundamental investment restrictions made by the Board will be communicated to shareholders prior to their implementation. The non-fundamental investment restrictions are as follows:

1.	No Fund will invest more than 15% of the value of its net assets in illiquid securities.

2.	No Fund will purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the relevant Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the applicable Fund and affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of such Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of such Fund’s net assets would be invested in shares of registered investment companies. A Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1-1 under the 1940 Act.

3.	Invest in companies for the primary purpose of acquiring control or management thereof.

Each Fund’s investment objective is a non-fundamental policy and may be changed by the Board without shareholder approval in accordance with the 1940 Act.

PORTFOLIO TURNOVER

The Funds pay transaction costs, such as commissions, when each Fund buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in a Fund’s Annual Fund Operating Expenses, affect such Fund’s performance. While the Funds generally expect that the annual portfolio turnover rate of the Funds will not exceed 100% there can be no assurance that this will be the case in any particular year or twelve-month period. A portfolio turnover rate of 100% would occur, for example, if all of a Fund’s securities were replaced within one year. A portfolio turnover rate of 100% or more would result in such Fund incurring more transaction costs such as brokerage, mark-ups or mark-downs. Payment of these transaction costs could reduce such Fund’s total return. High portfolio turnover could also result in the payment by such Fund’s shareholders of increased taxes on realized gains. The US Small Cap Fund and US Large Cap Fund, each took a temporary defensive position due to the impact of the COVID-19 on financial markets. As a result of the taking a temporary defensive position, each Fund’s portfolio turnover rate increased.

The following are portfolio turnover rates for the Funds for fiscal years ended June 30:

	2021	2020
Global Fund	477%	61%
US Small Cap Fund	439%	139%
US Large Cap Fund	584%	149%

During the fiscal year ended June 30, 2021, each Fund experienced an unusual interest rate environment combined with volatile markets resulting from inflationary concerns during the past fiscal period. These two factors posed adverse effects on growth-oriented funds. Thus, the portfolio manager engaged in temporary defensive positions as well as positioned the Funds to take the best advantage of the environment it was facing. These two actions, combined with a reversion of the defensive positions, resulted in an increased turnover for the respective Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds maintain the practices described below regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds’ shareholders.

The Funds’ Chief Compliance Officer (“CCO”) will report annually to the Board with respect to compliance with the portfolio holdings disclosure procedures described herein.

There may be instances where the interests of the shareholders of a particular Fund respecting the disclosure of information about portfolio securities may conflict with the interests of the relevant advisor or an affiliated person of such Fund. In such situations, the Board will be afforded the opportunity to determine whether or not to allow such disclosure. The Funds do not receive any compensation for providing information about portfolio holdings.

Fund Service Providers

The Funds have entered into arrangements with certain third-party service providers for services that require these groups to have access to each Fund’s portfolio holdings. As a result of the ongoing services that these service providers provide, they will receive portfolio holdings information prior to and more frequently than the public disclosure of such information. In each case, the Board has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient by reason of the federal securities laws (1) is prohibited as an “insider” from trading on the information and (2) has a duty of trust and confidence to the Funds because the recipient has a history and practice of sharing confidences such that the recipient of the information knows or reasonably should know that the Funds expect that the recipient will maintain its confidentiality. These third-party service providers are the advisors and each Fund’s Portfolio Administrator, independent registered public accountant and custodian.

Rating and Ranking Organizations

The Board has determined that the Funds may provide portfolio holdings information to the rating and ranking organizations listed below on either a monthly or quarterly basis.

Morningstar, Inc.

Lipper, Inc.

Thompson Reuters

Bloomberg L.P.

The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the Funds’ shareholders to provide them with non-public portfolio holdings information. Since this information is not provided on the condition that it be kept confidential or that these organizations not trade on the information, such disclosure could provide these organizations with the ability to make advantageous decisions to place orders for shares of a Fund or to trade against a Fund to the detriment of other shareholders of the other Funds. However, the Funds will not provide this information until such information is at least 60 days old, after which time the disclosure of such non-public portfolio holdings should not be problematic. Also, the officers of the Trust receive and review reports on a regular basis as to any purchases and redemptions of shares of the Funds to determine if there is any unusual trading in shares of the Funds. The Funds will not pay these organizations.

Availability of Information

The Funds may publish top ten positions at the end of each calendar quarter in its Quarterly Snapshot. This information is updated approximately 15 to 30 business days following the end of each quarter. It is available free of charge and can be obtained by calling 888-857-0917.

MANAGEMENT

Management Information

As a Delaware statutory trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The Global Fund, the US Small Cap Fund, the US Large Cap Fund, the Entrepreneurs ETF and the NextGen ETF are the only funds in the “Fund Complex” as defined in the 1940 Act. The name, birth year and principal occupations during the past five years, and other information with respect to each of the Trustees and officers of the Trust is set forth below. Unless otherwise noted, each Trustee and officer has served in the indicated positions and directorships for at least the last five years. The address of each Trustee and officer is c/o the Trust at 175 Federal Street, Suite #875, Boston, MA 02110.

Non-Interested Trustees

Name (Birth Year)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Charles Aggouras (1967)	Trustee	Since 2018	Real estate investment and development; Private Investor	5	None
George R. Berbeco (1944)	Trustee	Since 2010	Former President – Devon Group and General Partner – Devon Capital Partners, LP. (commodity trading) (2005 to 2009)	5	Director – Bay Colony Development Corporation

Interested Trustee

Name (Birth Year)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Joel M. Shulman, CFA[2] (1955)	President and Trustee	Since 2010	Member and principal of EntrepreneurShares, LLC and Seaport Global Advisors, LLC since 2010;Member and founding partner of Capital Impact Advisors, LLC since 2013; Tenured professor at Babson College	5	None

Officers
Mihai Prisacariu (1994)	Chief Compliance Officer	Since 2019	Began involvement with EntrepreneurShares in 2017. Pursued academic studies prior to 2017.	N/A	None
Eva Adosoglou (1989)	Chief Operations Officer	Since 2019	Chief Operating Officer EntrepreneurShares Series Trust since 2019; Innovative Manager – Wirecard from 2018-2019; Portfolio Manager – Cox Automative, Inc. from 2016-2018; Financial Analyst – PWC from 2013-2016.	N/A	None
1.	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.

2.	Dr. Shulman is considered an interested Trustee within the meaning of the 1940 Act because of his officer status with respect to the Trust and his affiliation with the advisors and sub-advisor.

The Board of Trustees appointed Scott Stone, age 54, as an adviser to the Board. As an adviser, Mr. Stone attends meetings of the Board and acts as a non-voting participant. Mr. Stone currently serves as the President (since March 2015) and Chief Investment Officer (since June 2011) of Pentegra Investors, Inc., where he and his team are responsible for the management and oversight of the investment processes governing approximately $7 billion in assets, comprised of both public and private holdings of fixed income, equity, real estate, hedge fund and other alternative investments.

Mr. Stone is an interested person of the Funds because Pentegra Investors, Inc. is an affiliate of the Pentegra Defined Benefit Plan for Financial Institutions (the “Pentegra DB Plan”), a tax qualified pension plan and trust that holds a 25% equity stake in Capital Impact Advisors, LLC, the investment advisor to both the US Small Cap Fund and the US Large Cap Fund, and that is the majority shareholder of each Fund. The insight and approval of Mr. Stone on strategic decisions regarding the advisors to the Funds is sought by Dr. Shulman, who is the control person of the advisors to the Funds.

Qualification of Trustees

Dr. Shulman’s experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the portfolio managers of the Funds, led to the conclusion that he should serve as a Trustee. Mr. Aggouras and Mr. Berbeco are experienced businessmen and Mr. Berbeco is familiar with financial statements. Each takes a conservative and thoughtful approach to addressing issues facing the Fund. These combinations of skills and attributes led to the conclusion that each of Mr. Aggouras and Mr. Berbeco, should serve as a Trustee.

Dr. Joel Shulman has been a Trustee and portfolio manager of the Funds since inception of the fund family. Dr. Shulman has extensive skill and experience as a portfolio manager, as well as familiarity with the investment strategies utilized by the portfolio managers of the Funds.

Mr. Aggouras has been a Trustee of the Funds since 2018. He brings a unique perspective as the president and chief executive officer of a real estate development and investment firm. He is also experienced with financial, accounting, regulatory and investment matters.

George Berbeco has been a Trustee of the Funds since inception of the fund family. He brings a unique perspective as an accomplished entrepreneur and as a private investor. He is also experienced with financial matters.

Board Leadership Structure

The Board of Trustees (the “Board”) of the Funds has general oversight responsibility with respect to the operation of the Funds. The Board has engaged the advisors and sub-advisor, as applicable, to manage the Funds and is responsible for overseeing the advisors and sub-advisor, as applicable, and other service providers to the

Funds in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

The Funds do not have a Chairman of the Board. As President of the Trust, Dr. Shulman is the presiding officer at all meetings of the Board. The Board does not have a lead non-interested Trustee. The Funds have determined that its leadership structure is appropriate given its size and the nature of the Funds. The Board plans to meet every quarter to discuss matters related to the Funds.

The Trustees may consider nominations by shareholders for trustee vacancies. These nominations will be duly considered by the independent Trustees (or a duly constituted committee) and evaluated on their merits consistent with the Trustees’ obligations to the Trust.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee, and Trust officers and service providers, the Board performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Trust; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the advisors and sub-advisor and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a CCO of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and its service providers.

The Audit Committee plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds and quarterly with the Funds’ CCO.

Audit Committee

The Board has an Audit Committee whose members consist of Mr. Aggouras and Mr. Berbeco, each of whom is a non-interested Trustee. The primary functions of the Audit Committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds’ internal controls, to approve in advance all permissible non-audit services performed by the independent registered public accounting firm and to review certain other matters relating to the Funds’ independent registered public accounting firm and financial records. The Audit Committee met four times during the prior fiscal year.

The Board has no other committees.

Compensation

The Funds’ standard method of compensating the non-interested Trustees is to pay each such Trustee a fee of $3,500 for each Board meeting and a fee of $1,000 for each Audit Committee meeting attended, including special meetings. The Funds also reimburse the non-interested Trustees for their reasonable travel expenses incurred in attending meetings of the Board. The Funds do not provide pension or retirement benefits to its Trustees. The aggregate compensation paid by the Funds to each non-interested Trustee during the fiscal year ending June 30, 2021 is set forth below:

Name of Person, Position*	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex Paid to Trustees
Non-Interested Trustees
Charles Aggouras	$12,000	$12,000
George R. Berbeco	$12,000	$12,000

Interested Trustee
Joel M. Shulman	$0	$0

Proxy Voting Policy

Information on how the Funds voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30, is available without charge by calling 888-857-0917 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

The Funds vote proxies in accordance with the applicable advisor’s proxy voting policy. The advisors generally follow the so-called “Wall Street Rule” (namely, it votes as management recommends or sells the stock prior to the meeting). The advisors believe that following the “Wall Street Rule” is consistent with the economic best interests of the Funds. When management makes no recommendation, the applicable advisor will not vote proxies unless the advisor determines the failure to vote would have a material adverse effect on the applicable Fund. If the advisor determines that the failure to vote would have a material adverse effect on such Fund, the advisor will vote in accordance with what it believes are the economic best interests of that Fund. Consistent with its duty of care, the advisor monitors proxy proposals just as it monitors other corporate events affecting the companies in which the applicable Fund invests. In the event that a vote presents a conflict of interest between the interests of the Fund and its advisor, the advisor will disclose the conflict to the Board and, consistent with its duty of care and duty of loyalty, “echo” vote the securities (namely, vote for and against the proposal in the same proportion as all other shareholders).

Code of Ethics

The Trust, the advisors, the sub-advisor and the distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. While Vigilant Distributors, LLC, (“Vigilant” or the “Distributor”) on behalf of the distributor and its affiliates, has adopted a code of ethics that is compliant with Rule 17j-1, Vigilant is not required to adopt a code of ethics pursuant to Rule 17j-1, in reliance on the exemption found in Rule 17j-1(c)(3). Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Funds or is being purchased or sold by the Funds.

Dollar Range of Trustee Share Ownership

The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in the Fund Complex as of December 31, 2020.

None of the Trustees who are non-interested Trustees, or any members of their immediate family, own shares of the advisors, the sub-advisor or companies, other than registered investment companies, controlled by or under common control with the advisors or the sub-advisor.

Name of Trustee	Dollar Range of Equity Securities in the Global Fund	Dollar Range of Equity Securities in the US Small Cap Fund	Dollar Range of Equity Securities in the US Large Cap Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
George Berbeco	$0-$50,000	$0-$50,000	$0-$50,000	$0-$50,000
Dr. Joel Shulman	Over $100,000	$50,001-$100,000	$50,001-$100,000	Over $100,000
Charles Aggouras	$0-$50,000	$0-$50,000	$0-$50,000	$0-$50,000

As of October 1, 2021, the officers and Trustees of all of the funds in the Fund Complex as a group owned an aggregate of less than 1% of each of the Funds other than the Global Fund where the officers and Trustees of the Funds hold approximately 2%.

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

The persons listed below are deemed to be control persons or principal owners of the Funds, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of the Fund’s outstanding securities and are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of the Fund’s outstanding voting securities.

As of October 1, 2021, the persons identified below were known to own, beneficially or of record, 5% or more of each Fund’s outstanding shares. MAC & Co. is The Bank of New York Mellon’s nominee name, and The Bank of New York Mellon is the custodian for the Pentegra DB Plan. The Pentegra DB Plan is the beneficial owner of all of the shares held in the name of MAC & Co., and is a control person of each Fund, as discussed above:

Global Fund: Institutional Class 5% Information

Name	Address	Number of Shares	% Hold	Ownership Type
MAC & Co.	500 Grant Street Room 151-1010 Pittsburgh, PA 15219	5,145,199.163	95.43%	Beneficial

US Small Cap Fund: Institutional Class 5% Information

Name	Address	Number of Shares	% Hold	Ownership Type
MAC & Co.	500 Grant Street Room 151-1010 Pittsburgh, PA 15219	7,683,221.436	84.46%	Beneficial
National Financial Services LLC	499 Washington Blvd. Jersey City, NJ 07310	914,992.406	10.06%	Beneficial

US Large Cap Fund: Institutional Class 5% Information

Name	Address	Number of Shares	% Hold	Ownership Type
MAC & Co.	500 Grant Street Room 151-1010 Pittsburgh, PA 15219	8,282,205.120	96.22%	Beneficial

ADVISORY AND OTHER SERVICES

The Advisors and Sub-Advisor

Seaport Global Advisors, LLC (“Seaport”), formerly known as Weston Capital Advisors, LLC, is the Global Fund’s investment advisor and was formed on June 3, 2010. EntrepreneurShares, LLC is the Global Fund’s investment sub-advisor (the “Sub-Advisor”), and was formed on April 1, 2010. The investment advisor has delegated the day-to-day management of the Global Fund’s portfolio to the Sub-Advisor. Under the sub-advisory agreement for the Global Fund (the “Sub-Advisory Agreement”), the Sub-Advisor makes specific portfolio investments in accordance with the Global Fund’s investment objective and the Sub-Advisor’s investment approach and strategies. Seaport pays a sub-advisory fee to the Sub-Advisor from its own assets, and the sub-advisory fee is not an additional expense of the Global Fund.

Capital Impact Advisors, LLC (“Capital Impact Advisors”) is the investment advisor to both the US Small Cap Fund and the US Large Cap Fund and was formed in April 2013. Under the advisory agreements for the US Small Cap Fund and the US Large Cap Fund (each, an “Advisory Agreement”), each advisor makes specific portfolio investments in accordance with the applicable Fund’s investment objective and the advisor’s investment approach and strategies.

Dr. Joel M. Shulman is the principal of Seaport, Capital Impact Advisors and the Sub-Advisor (the “Advisory Entities”): Chief Executive Officer of Seaport Global Advisors and Capital Impact Advisors and President of the Sub-Advisor. Dr. Shulman controls the advisors and the Sub-Advisor through equity ownership of each entity. While Dr. Shulman controls Capital Impact Advisors, the Pentegra DB Plan holds a 25% equity stake in Capital Impact Advisors. The Pentegra DB Plan received its ownership in Capital Impact Advisors in February 2014 in exchange for seeding the US Small Cap Fund and the US Large Cap Fund, and the Pentegra DB Plan is the majority shareholder of each of the Funds. The Advisory Entities provide all the investment advisory services to the Funds.

Under the current investment advisory agreement, which was initially approved by the Board on September 13, 2017, for the Global Fund, US Small Cap Fund, and US Large Cap Fund. The applicable advisor has overall responsibility for assets under management, provides overall investment strategies and programs for the Fund, selects sub-advisors, allocates assets among the sub-advisors and monitors and evaluates the sub-advisors’ performance. The current term of the investment advisory agreements will continue until September 30, 2022, for the Global Fund, US Small Cap Fund and US Large Cap Fund, unless terminated earlier in accordance with the applicable terms. The advisor to the Global Fund, Seaport, has entered into a sub-advisory agreement with EntrepreneurShares. The current term of the sub-advisory agreement runs through September 30, 2022, unless terminated earlier. Joel Shulman is the senior managing member of the Sub-Advisor and controls the Sub-Advisor. Dr. Shulman’s position with the Trust and the Funds is described below under the caption “Portfolio Manager” and above under the caption “Management-Management Information.”

The benefits derived by the advisors and/or Sub-Advisor from soft dollar arrangements are described under the caption “Portfolio Transactions and Brokerage.” None of the non-interested Trustees, or any members of their immediate family, owns shares of the advisors or the Sub-Advisor or any companies, other than registered investment companies, controlled by or under common control with the advisors or Sub-Advisor.

Under the investment advisory agreements for the Fund (the “Advisory Agreements”), the advisors, at their own expense and without reimbursement from the applicable Funds, furnish office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Funds and maintaining its organization, pays the salaries and fees of all officers of the Trust and Trustees (except the fees paid to non-interested Trustees) and bears all sales and promotional expenses of the Funds, other than distribution expenses paid by each Fund pursuant to the Fund’s Service and Distribution Plan, if any. For the foregoing, the Global Fund pays Seaport a monthly fee based on the Global Fund’s average daily net assets at the annual rate of 0.89% commencing April 1, 2022 (1.25% previously) and the US Small Cap Fund and the US Large Cap Fund pay Capital Impact Advisors a monthly fee based on the US Small Cap Fund’s and the US Large Cap Fund’s average daily net assets at the annual rate of 0.75% and 0.65%, respectively.

The Funds pay all of its expenses not assumed by the advisors, including, but not limited to, the professional costs of preparing and the cost of printing its registration statement required under the Securities Act and the 1940 Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission (the “SEC”) and qualifying in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of Trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges on any borrowings, dividend and interest payments on securities sold short, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Funds also pay salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of the Funds’ assets, expenses of calculating the NAV and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

The advisors are contractually obligated to reimburse the applicable Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding all federal, state and local taxes, interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and extraordinary items, in any year, exceed a per annum percentage of net assets attributable to such shares of the relevant Fund. This percentage limit is, for the Global Fund, 0.98%, for the US Small Cap Fund, 1.10% and 0.85% relating to the Retail Class and Institutional Class respectively; and for the US Large Cap Fund, 1.00% and 0.75% relating to the Retail Class and Institutional Class respectively, as determined by valuations made as of the close of each business day of the year. The expense limitation agreements for the US Small Cap Fund and the US Large Cap Fund expire on November 1, 2022, unless extended by the Board. The expense limitation agreements for the Global Fund expires on March 31, 2023, unless extended by the Board.

Reimbursement of expenses in excess of the applicable limitation will be made on a regular basis and will be paid to the applicable Fund by reduction of the relevant advisor’s fee, subject to later adjustment during the remainder of such Fund’s fiscal year. The advisors may from time to time, at its sole discretion, reimburse the applicable Fund for expenses incurred in addition to the reimbursement of expenses in excess of applicable limitations. The Funds monitor their expense ratio at least on a monthly basis. If the accrued amount of the expenses of a Fund exceed the expense limitation, that Fund creates a receivable from the applicable advisor for the amount of such excess. In such a situation the monthly payment of the advisor’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of such Fund’s fiscal year if accrued expenses thereafter fall below this limit.

The relevant Advisor shall be permitted to recover expenses it has borne subsequent to the effective date of this agreement (whether through reduction of its advisory fee or otherwise) in later periods to the extent that the applicable Fund’s expenses fall below the annual rates set forth above, given that such a rate is not greater than the rate that was in place at the time of the waiver, provided, however, that the applicable Fund is not obligated to pay any such reimbursed fees more than three years after the expense was incurred by Advisor.

The Advisory Agreements and the Sub-Advisory Agreement each remain in effect for two (2) years from each of their effective date and thereafter continues in effect for as long as its continuance is specifically approved at least annually, by (i) the Board, or (ii) by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the applicable Fund. The Advisory Agreements and the Sub-Advisory Agreement each provides that it may be terminated at any time without the payment of any penalty, by the Board or by vote of a majority of the applicable Fund’s shareholders, on sixty (60) calendar days’ written notice to the applicable advisor or the Sub-Advisor, as the case may be, and by the applicable advisor or the Sub-Advisor, as the case may be, on the same notice to the applicable Fund and that it shall be automatically terminated if it is assigned.

The Advisory Agreements and the Sub-Advisory Agreement each provides that the applicable advisor or the Sub-Advisor, as the case may be, shall not be liable to the applicable Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreements and the Sub-Advisory Agreement each also provides that the advisor or the Sub-Advisor, as the case may be, may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

The tables below shows the amount of advisory fees paid by each Fund and the amount of fees waived and/or reimbursed by the advisors and Sub-Advisor for the fiscal years shown.

Advisory Fees: Global Fund

Fiscal Year Ended	Advisor	Advisory Fee	(Waiver)/Reimbursement	Advisory Fee After Waiver
June 30, 2021	Seaport	$968,489	$0	$968,489
June 30, 2020	Seaport	$698,192	$0	$698,192
June 30, 2019	Seaport	$760,570	$53,445	$814,015

Over the last three years, Seaport Global Advisors, LLC has not compensated the Sub-Advisor.

Advisory Fees: US Small Cap Fund

Fiscal Year Ended	Advisor	Advisory Fee	(Waiver)	Advisory Fee After Waiver
June 30, 2021	Capital Impact	$1,479,566	$(2,267)	$1,477,299
June 30, 2020	Capital Impact	$1,146,865	$(75,687)	$1,071,178
June 30, 2019	Capital Impact	$1,194,040	$(58,897)	$1,135,143

Advisory Fees: US Large Cap Fund

Fiscal Year Ended	Advisor	Advisory Fee	(Waiver)	Advisory Fee After Waiver
June 30, 2021	Capital Impact	$1,163,422	$(17,727)	$1,145,695
June 30, 2020	Capital Impact	$884,991	$(75,120)	$809,871
June 30, 2019	Capital Impact	$822,425	$(56,945)	$765,480

The Administrator, Fund Accountant and Transfer Agent

Effective October 28, 2020, the administrator to the Trust is Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (the “Administrator” or “Ultimus”) entered into an administration and fund accounting agreement on September 15, 2020 (the “Administration Agreement”), that will remain in effect unless terminated as provided below.

The Agreement will remain in effect for two years from the applicable effective date for the Funds, and then will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or Ultimus on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of Ultimus. The Agreement provides that Ultimus shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, Ultimus performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semiannual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) preparing and maintaining the Trust’s operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT and N-PX; (10) coordinating the Trust’s audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or causing to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of Ultimus) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

For the administrative services rendered to the Funds by Ultimus, the Funds pay Ultimus an asset-based fee, which scales downward based upon net assets. The Funds also pay Ultimus for any out-of-pocket expenses.

During the period October 28, 2020, through June 30, 2021, the Funds incurred the following in administrative fees to the current Administrator:

	Global Fund	US Small Cap	US Large Cap
June 30, 2021	$28,761	$54,742	$48,554

Prior to October 28, 2020, UMB Fund Services, Inc., served as the administrator to the Trust (the “Prior Administrator”).

For the fiscal years ended June 30, the Funds incurred the following in administrative fees to the Prior Administrator:

	Global Fund	US Small Cap	US Large Cap
June 30, 2021	$11,578	$31,199	$29,709
June 30, 2020	$29,798	$78,328	$69,946
June 30, 2019	$30,423	$79,602	$63,263

Effective October 28, 2020, Ultimus Fund Solutions, LLC, 225 Pictoria drive, Suite 450, Cincinnati, OH 45246 (the “Administrator” or “Ultimus”) serves as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to a written agreement with the Funds. Under the agreement, Ultimus is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Prior to October 28, 2020, UMB served as the Funds’ transfer agent. As transfer agent, UMB agreed to (i) issue and redeem shares of the Funds, (ii) make dividend and other distributions to stockholders of the Funds, (iii) respond to correspondence by Fund stockholders and others relating to its duties, (iv) maintain stockholder accounts, and (v) make periodic reports to the Funds.

The following tables shows the fees incurred by each Fund to the Administrator for transfer agency services:

During the period October 28, 2020, through June 30, 2021, the Funds incurred the following in transfer agent fees to the current Administrator:

	Global Fund	US Small Cap	US Large Cap
June 30, 2021	$7,019	$6,897	$5,928

Prior to October 28, 2020, UMB Fund Services, Inc., served as the transfer agent to the Trust (the “Prior Administrator”).

For the fiscal years ended June 30, the Funds incurred the following in transfer agent fees to the Prior Administrator:	Global Fund	US Small Cap	US Large Cap
June 30, 2021	$3,734	$7,325	$6,910
June 30, 2020	$14,215	$20,973	$21,965
June 30, 2019	$13,026	$16,715	$19,288

Custodian

UMB Bank, N.A. serves as custodian of the Funds’ assets pursuant to the Custody Agreement. Under the Custody Agreement, UMB Bank, N.A. has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments, (iv) respond to correspondence from stockholders, security brokers and others relating to its duties, and (v) make periodic reports to the Funds concerning the Funds’ operations.

Distributor

Vigilant Distributors, LLC serves as the distributor to the Funds. The Distributor is located at Gateway Corporate Center, Suite 216, 223 Wilmington West Chester Pike, Chadds Ford, PA 19317, and is the principal underwriter of the Funds’ shares and serves as the exclusive agent for the distribution of the Funds’ shares. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor may, in its discretion, and shall, at the request of the Trust, enter into agreements with such qualified broker-dealers and other financial intermediaries as it may select in order that such broker-dealers and other intermediaries also may sell shares of the Funds.

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a commercially reasonable efforts basis. The Distributor has no obligation to sell any specific quantity of shares of the Funds. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds.

Securities Lending Activity

The Funds have entered into a Securities Lending Authorization Agreement between the Trust, on behalf of the Funds, and BMO Securities Lending (“BMO”), under which BMO serves as the Funds’ securities lending agent. The dollar amounts of income and fees and compensation paid to the Funds and BMO related to the Funds’ securities lending activities during the fiscal year ended June 30, 2021, were as follows:

ERShares Global Entrepreneurs
Gross income from securities lending activities (including income from cash collateral reinvestment)	$280,618
Fees and/or compensation for securities lending activities and related services
Fees paid to Securities Lending Agent from a revenue split	$33,675
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$-1,138
Administrative fees not included in revenue split	$-8,417
Indemnification Fees not included in revenue split	$- n/a
(Rebates) (paid to borrowers)/Premium (paid to lender)	$(275,669)
Other fees not included in revenue split	$-
Aggregate fees/compensation for securities lending activities	$43,230
Net income from Securities Lending Activities	$237,389

ERShares US Small Cap Fund
Gross income from securities lending activities (including income from cash collateral reinvestment)	$477,628
Fees and/or compensation for securities lending activities and related services
Fees paid to Securities Lending Agent from a revenue split	$57,320
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$-5,629
Administrative fees not included in revenue split	$-14,318
Indemnification Fees not included in revenue split	$- n/a
(Rebates) (paid to borrowers)/Premium (paid to lender)	(450,632)
Other fees not included in revenue split	$-
Aggregate fees/compensation for securities lending activities	$77,267
Net income from Securities Lending Activities	400,361

ERShares US Large Cap Fund
Gross income from securities lending activities (including income from cash collateral reinvestment)	$103,275
Fees and/or compensation for securities lending activities and related services
Fees paid to Securities Lending Agent from a revenue split	$12,392
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$-2,076
Administrative fees not included in revenue split	$-3,098
Indemnification Fees not included in revenue split	$- n/a
(Rebates) (paid to borrowers)/Premium (paid to lender)	(93,328)
Other fees not included in revenue split	$-
Aggregate fees/compensation for securities lending activities	$17,566
Net income from Securities Lending Activities	$85,709

The services provided by BMO as securities lending agent are as follows: selection of securities to be loaned; locating borrowers previously approved by the Funds’ board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the Funds’ instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the Funds’ instructions; and arranging for return of loaned securities to the fund at loan termination.

PORTFOLIO MANAGER

The Portfolio Manager to the Funds may have responsibility for the day-to-day management of accounts other than the applicable Fund. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of June 30, 2021.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Pooled Investment Vehicles	Other Accounts
Joel M. Shulman	2
	$185,327,897	N/A	N/A	N/A	N/A	N/A

The advisors and Sub-Advisor typically assign accounts with similar investment strategies to the Portfolio Manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both a Fund and other accounts may raise potential conflicts of interest due to the interest held by the advisors and/or the Sub-Advisor or one of their affiliates in an account and certain trading practices used by the Portfolio Manager (for example, cross trades between the Funds and another account and allocation of aggregated trades). The advisors and Sub-Advisor have developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the advisors and Sub-Advisor have adopted policies limiting the ability of the Portfolio Manager to cross securities (pursuant to these policies, if the advisor or the Sub-Advisor is to act as agent for both the buyer and seller with respect to transactions in investments, the Portfolio Manager will first: (a) obtain approval from the Chief Compliance Officer and (b) inform the customer of the capacity in which the advisor or Sub-Advisor is acting; and no dual agency transaction can be undertaken for any ERISA customer unless an applicable prohibited transaction exemption applies) and policies designed to ensure the fair allocation of securities purchased on an aggregated basis (pursuant to these policies all allocations must be fair between clients and, to be reasonable in the interests of clients, generally will be made in proportion to the size of the original orders placed).

The Portfolio Manager is compensated in various forms. The following table outlines the forms of compensation paid to the Portfolio Manager as of June 30, 2021. There are no differences between the method used to determine the Portfolio Manager’s compensation with respect to each Fund.

Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Joel M. Shulman	Salary (paid in cash)	Seaport Global Advisors, LLC	Dr. Shulman’s salary is determined on an annual basis, and it is a fixed amount throughout the year.
	Bonus (paid in cash)	Seaport Global Advisors, LLC	Dr. Shulman is a senior managing member of the advisor and receives a bonus based on the profitability of the advisor.

Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Joel M. Shulman	Salary (paid in cash)	Capital Impact Advisors, LLC	Dr. Shulman’s salary is determined on an annual basis, and it is a fixed amount throughout the year.
	Bonus (paid in cash)	Capital Impact Advisors, LLC	Dr. Shulman is a senior managing member of the advisor and receives a bonus based on the profitability of the advisor.

Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Joel M. Shulman	Salary (paid in cash)	EntrepreneurShares, LLC	Dr. Shulman’s salary is determined on an annual basis, and it is a fixed amount throughout the year.
	Bonus (paid in cash)	EntrepreneurShares, LLC	Dr. Shulman is a senior managing member of the advisor and receives a bonus based on the profitability of the Sub-Advisor.

The dollar range of equity securities in each Fund beneficially owned by the Portfolio Manager as of June 30, 2021 is $500,001-$1,000,000 for the Global Fund, $50,001-$100,000 for the US Small Cap Fund, and $50,001-$100,000 for the US Large Cap Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Generally

Under the Sub-Advisory and Advisory Agreements, the advisors and Sub-Advisor are responsible for decisions to buy and sell securities for the applicable Fund, broker dealer selection, and negotiation of brokerage commission rates. (These activities are subject to the general supervision and responsibility of the Board, as are all of the activities of the advisors and Sub-Advisor). The primary consideration of the advisors and Sub-Advisor in effecting a securities transaction will be execution at the most favorable securities price. Some of the portfolio transactions of a Fund may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by such Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances, the advisors or Sub-Advisor may make purchases of underwritten issues for the applicable Fund at prices that include underwriting fees.

In selecting a broker dealer to execute each particular transaction, the advisors and Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker dealer to the investment performance of the applicable Fund on a continuing basis. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker dealer if the difference is reasonably justified by other aspects of the portfolio trade execution services offered. Subject to such policies as the Board may determine, the applicable advisor or Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused such Fund to pay a broker or dealer that provides brokerage or research services to the applicable advisor or Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the advisor or Sub-Advisor determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the advisor’s or Sub-Advisor’s overall responsibilities with respect to the Trust or other accounts for which such advisor or the Sub-Advisor has investment discretion. The applicable advisor or Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the applicable Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, either advisor, the Sub-Advisor or any affiliate of the foregoing. Such allocation shall be in such amounts and proportions as the advisors and Sub-Advisor shall determine and the advisors and Sub-Advisor shall report on such allocations regularly to the Board, indicating the broker dealers to whom such allocations have been made and the basis therefore.

During the most recent fiscal year, no Fund or advisor of a Fund has directed that Fund’s brokerage transactions to a broker because of research services provided. During the most recent fiscal year, no Fund has acquired securities of its regular brokers or dealers or of their parents.

Brokerage Commissions

Brokerage commissions paid for fiscal years ended June 30:

	2021	2020	2019
ERShares Global Entrepreneurs	$86,134	$8,147	$8,158
ERShares US Small Cap Fund	$145,292	$267,961	$87,385
ERShares US Large Cap Fund	$108,524	$66,286	$0*

NET ASSET VALUE

The NAV of each Fund will be determined as of the close of regular trading (normally, 4:00 P.M. Eastern Time) on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

Each Fund’s NAV is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.

In determining the NAV of a Fund’s shares, securities that are listed on a national securities exchange (other than The Nasdaq OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price. Securities price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid price. Unlisted securities held by a Fund are valued at the average of the quoted bid and asked prices in the OTC market.

Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the portfolio manager under procedures established by and under the general supervision and responsibility of the Board. However, the Board may from time to time utilize a valuation method other than amortized cost when appropriate, for example, when the creditworthiness of the issuer is impaired or for other reasons. Short-term investments which mature in less than 60 days from the time of purchase are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Other types of securities that a Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended, as permitted by the Securities and Exchange Commission; (e) foreign securities, if an event or development has occurred subsequent to the close of the foreign market and prior to the close of regular trading on the NYSE that would materially affect the value of the security; and (f) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, the affected Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which such Fund determines its NAV per share.

Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has granted an order to such Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of such Fund not reasonably practicable.

Under section 72.1021(a) of the Texas Property Code, initial investors in the Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the respective Fund at the address below to obtain a form for providing written notice to the Trust:

Ultimus Fund Solutions, LLC

225 Pictoria drive, Suite 450

Cincinnati, OH 45246

DISTRIBUTION OF SHARES

The Trust has adopted Service and Distribution (Rule 12b-1) Plans (each, a “Plan”) for each Fund. The Plan was adopted in anticipation that the Retail Class of each Fund and, in the case of the Global Fund, the Class A shares of the Global Fund, will benefit from the Plan through increased sale of shares, thereby reducing the expense ratio of the Retail and Class A shares and providing the advisors greater flexibility in management. The Plan authorizes payments by the Funds’ Retail Class and, in the case of the Global Fund, the Class A in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the average daily net assets of each Fund’s Retail Class shares and, in the case of the Global Fund, the Class A shares. Amounts paid under the Plan may be spent by the applicable Fund on any activities or expenses primarily intended to result in the sale of that class of shares of such Fund, including, but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. To the extent any activity is one that a Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations. Because these fees are paid out of a Fund’s assets, over time, these fees will increase the cost of investing and may cost more than paying other types of sales charges. There were no payments made from the Plan in fiscal year 2021.

The Plan may be terminated by a Fund at any time by a vote of the trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Trustees”) or by a vote of a majority of the outstanding shares of the applicable Fund. Any change in the Plan that would materially increase the distribution expenses of the applicable Fund provided for in the Plan requires approval of the Board of Trustees, including the Rule 12b-1 Trustees, and a majority of such Fund’s shares.

While the Plan is in effect, the selection and nomination of trustees who are not interested persons of the Trust will be committed to the discretion of the trustees of the Trust who are not interested persons of the Trust. The Board of Trustees of the Trust must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the Distributor or officers of the Trust. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Trustees, including the Rule 12b-1 Trustees.

The Funds’ Institutional Class shares are not subject to any distribution and service (Rule 12b-1) fees.

ADDITIONAL INFORMATION REGARDING PURCHASES AND SALES OF FUND SHARES

Investors may purchase Fund shares from a broker-dealer, financial intermediary, or financial institution (each, a “Servicing Agent”) that has entered into an agreement with the Distributor concerning such Fund. In addition, certain investors, including qualified retirement plans that are customers of certain Servicing Agents, may be eligible to purchase shares directly from a Fund. Except in certain circumstances, shares purchased will be held in the investor’s account with its Servicing Agent. Servicing Agents may charge their customers an annual account maintenance fee and transaction charges in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the applicable Fund are not subject to a maintenance fee or transaction charges. Servicing Agents may receive up to 4.00% of the sales charge on, in the case of the Global Fund, Class A shares and may be deemed to be underwriters of the Fund as defined in the Securities Act.

Initial sales charges may be waived for certain types of investors, including:

●	Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with a Fund, the distributor, or its affiliates.

●	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with a Fund, the distributor, or its affiliates.

If you qualify for a waiver of the initial sales charge, you must notify your Servicing Agent or the transfer agent at the time of purchase. In the case of the Global Fund, investors in Class A shares may open an account by making an initial investment of at least $2,500 for each account ($1,000 for Individual Retirement Accounts (IRAs)).

Investors may purchase shares of the Funds through the Automatic Investment Plan on a monthly, quarterly, semi-annual, or annual basis. Subsequent investments must be at least $50 for accounts using the Automatic Investment Plan.

The Funds reserve the right to waive or change investment minimums, to decline any order to purchase its shares, and to suspend the offering of shares from time to time. To utilize any sales charge reduction, an investor must complete the appropriate section of the investor’s application or contact the investor’s Servicing Agent. In order to obtain sales charge reductions, an investor may be required to provide information and records, such as account statements, to the investor’s Servicing Agent.

Purchase orders received by the Funds or agents prior to the close of regular trading on the NYSE, in good order, on any day that the Funds calculate a NAV, are priced according to the NAV determined on that day (the “trade date”). For shares purchased through a Servicing Agent, payment for shares of the Funds is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order. The Funds have authorized certain brokers to accept on its behalf purchase and redemption orders and have authorized these brokers to designate intermediaries to accept such orders. The Funds will be deemed to have received such an order when an authorized broker or its designee accepts the order. Orders will be priced at the Funds’ NAV next computed after they are accepted by an authorized broker or designee. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent. From time to time, the Distributor or the applicable advisor, or their affiliates, at their expense, may provide additional commissions, compensation, or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of the Funds.

Such concessions provided by the Distributor or the applicable advisor, or their affiliates, may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the applicable Fund, and/or other dealer-sponsored events. From time to time, the Distributor or the applicable advisor, or their affiliates, may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may also be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA.

Certain Global Fund Class A Information

Class A shares are not currently offered for any of the Funds, but may be offered in the future for the Global Fund. Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table. As provided in the table, the percentage sales charge declines based upon the dollar value of Class A shares an investor purchases. The Fund receives the entire NAV of all Class A shares that are sold.

Your Investment	As a Percentage of Offering Price	As a Percentage of Your Investment
Less than $50,000	4.75%	4.99%
At least $50,000 but less than $100,000	3.75%	3.90%
At least $100,000 but less than $250,000	2.75%	2.83%
At least $250,000 but less than $500,000	1.75%	1.78%
At least $500,000 but less than $1 million	1.00%	1.01%
At least $1 million	None*	None*

*	Although investors pay no initial sales charge when they invest $1 million or more in Class A shares of the Fund, such investors may be subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the lesser of the cost of the Class A shares at the date of purchase or the value of the shares at the time of redemption if they redeem within one year of purchase.

Right of Accumulation for Class A Shares

The right of accumulation lets an investor add the value of the Fund’s Class A shares that the investor already owns to the amount of the investor’s next investment for the purpose of calculating the Class A shares sales charge. The reduced sales load reflected in the sales charge tables applies to purchases of Class A shares of the Fund. An aggregate investment includes all Class A shares of the Fund plus the shares being purchased. The current offering price is used to determine the value of all such shares. The same reduction is applicable to Class A share purchases under a Letter of Intent as described below. A family group may be treated as a single purchaser under the right of accumulation privilege. A family group includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother in-law, brother-in-law, or sister-in-law, including trusts created by these family members. An investor must notify the investor’s Servicing Agent at the time an order is placed for a purchase that would qualify for the reduced Class A shares sales charge on the basis of previous purchases. In order to obtain sales charge reductions, an investor may be required to provide information and records, such as account statements, to the investor’s Servicing Agent. Similar notification must be given in writing when such an order is placed by mail. The reduced Class A shares sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge also will not be applied unless the records of the Distributor or the investor’s Servicing Agent confirm the investor’s representations concerning his or her holdings.

Letter of Intent for Class A Shares

A Letter of Intent (“LOI”) lets an investor purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. An investor may use an LOI to qualify for reduced sales charges if the investor plans to invest at least $50,000 in the Fund’s Class A shares during a 13-month period. The calculation of this amount would include the investor’s current holdings of all Class A shares of the Fund, as well as any reinvestment of dividends and capital gains distributions. When an investor signs this letter, the Fund agrees to charge the investor the reduced sales charges listed above. Completing an LOI does not obligate the investor to purchase additional shares. However, if the investor does not achieve the stated investment goal within the 13-month period, the investor is required to pay the difference between the Class A shares sales charges otherwise applicable and sales charges actually paid, which may be deducted from the investor’s investment. The term of the LOI will commence upon the date the LOI is signed, or at the option of the investor, up to 30 days before such date. An investor must contact the investor’s Servicing Agent or call 888-857-0917 to obtain an LOI application.

Telephone Redemption and Exchange Program for Class A Shares

Investors who do not have a brokerage account with a Servicing Agent may be eligible to redeem and exchange Class A shares of the Fund by telephone. An investor should call 888-857-0917 to determine if he or she is entitled to participate in this program. Once eligibility is confirmed, the investor must complete and return a Telephone/Wire Authorization Form, along with a Medallion Signature Guarantee. Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant’s signature guarantee when making the initial investment in the Fund.

Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund reserves the right to suspend, modify, or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time. During periods of drastic economic or market changes, or severe weather, or other emergencies, investors may experience difficulties implementing a telephone redemption. In such an event, another method of instruction, if available, such as a written request sent via an overnight delivery service, should be considered.

The right of redemption may be suspended or the date of payment postponed: (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings); (b) when trading in markets the Fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the Fund’s investments or determination of NAV is not reasonably practicable; or (c) for such other periods as the SEC by order may permit for the protection of the Fund’s shareholders.

INACTIVE ACCOUNTS

It is the responsibility of a shareholder to ensure that the shareholder maintains a correct address for the shareholder’s account(s), as a shareholder’s account(s) may be transferred to the shareholder’s state of residence if no activity occurs within the shareholder’s account during the “inactivity period” specified in the applicable state’s abandoned property laws. Specifically, an incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Upon receiving returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then they will determine whether the shareholder’s account has legally been abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

ALLOCATION OF INVESTMENT OPPORTUNITIES

Although the Funds have differing investment objectives, there will be times when certain securities will be eligible for purchase by multiple Funds or will be contained in the portfolios of multiple Funds. Although securities of a particular company may be eligible for purchase by the Funds, an advisor may determine at any particular time to purchase a security for one Fund, but not the another, based on each Fund’s investment objective and in a manner that is consistent with the applicable advisor’s fiduciary duties under federal and state law to act in the best interests of each Fund.

There may also be times when a given investment opportunity is appropriate for some, or all, of an advisor’s other client accounts. It is the policy and practice of both advisors not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients, including the Funds, over a period of time on a fair and equitable basis.

If an advisor determines that a particular investment is appropriate for more than one client account, the advisor may aggregate securities transactions for those client accounts (“block trades”). To ensure that no client account is disadvantaged as a result of such aggregation, both advisors have adopted policies and procedures to ensure that they do not aggregate securities transactions for client accounts unless they believe that aggregation is consistent with their duty to seek best execution for client accounts and is consistent with the applicable agreements of the client accounts for which the advisor aggregates securities transactions. No client account is favored over any other client account in block trades, and each client account that participates in block trades participates at the average share price for all transactions in the security for which that aggregated order is placed on the day that such aggregated order is placed. Subject to minimum ticket charges, transaction costs are shared in proportion to client accounts’ participation.

It is both advisors general policy not to purchase a security in one Fund while simultaneously selling it in another Fund. However, there may be circumstances outside of an advisor’s control that require the purchase of a security in one portfolio and a sale in the other. For example, when one Fund experiences substantial cash inflows while another Fund experiences substantial cash outflows, an advisor may be required to buy securities to maintain a fully invested position in one Fund, while selling securities in another Fund to meet shareholder redemptions. In such circumstances, a Fund may acquire assets from another Fund that are otherwise qualified investments for the acquiring Fund, so long as no Fund bears any markup or spread, and no commission, fee or other remuneration is paid in connection with the acquisition, and the acquisition complies with Section 17(a) of the 1940 Act and Rule 17a-7 thereunder. If the purchase and sale are not effected pursuant to Rule 17a-7, then the purchase and/or sale of a security common to both portfolios may result in a higher price being paid by a Fund in the case of a purchase than would otherwise have been paid, or a lower price being received by a Fund in the case of a sale than would otherwise have been received, as a result of a Fund’s transactions affecting the market for such security. In any event, the Funds management believes that under normal circumstances such events will have a minimal impact on a Fund’s per share NAV and its subsequent long-term investment return.

TAXES

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Fund shares by U.S. shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstance, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, tax-exempt organizations, partnerships, shareholders who are not United States persons (as defined in the Code), shareholders liable for the alternative minimum tax, persons holding shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors will hold their shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes. Prospective shareholders are urged to consult their own tax advisors regarding the non-U.S. and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Funds.

Each Fund elects to be treated and to qualify each year as a regulated investment company (“RIC”) under the Code. To qualify for treatment as a RIC, each Fund must meet three numerical tests each year.

First, at least 90% of the gross income of a RIC must consist of dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter: (a) at least 50% of the value of a RIC’s total assets must consist of: (i) cash and cash items, U.S. government securities, the securities of other RICs; and (ii) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the RIC’s total assets and not more than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of the RIC’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of: (i) any one issuer; (ii) any two or more issuers that the controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses; or (iii) any one or more qualified publicly traded partnerships.

Third, a RIC must distribute at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and its tax-exempt income, if any.

As a RIC, a Fund generally will not be subject to United States federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividend paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders. The Funds intend to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that a Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of: (i) 98% of its ordinary income for such year; (ii) 98.2% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards; and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax.

If a Fund does not qualify as a RIC or fails to satisfy the 90% distribution requirement for any taxable year, such Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible: (i) to be treated as qualified dividend income (as described below) in the case of individual and other noncorporate shareholders; and (ii) for the dividends received deduction in the case of corporate shareholders. To later requalify for taxation as a regulated investment company, such Fund may be required to recognize net unrealized gains, pay substantial taxes and interest, and make certain distributions.

For United States federal income tax purposes, distributions paid out of a Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Under the American Taxpayer Relief Act of 2012, certain income distributions paid by a Fund (whether paid in cash or reinvested in additional Fund Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (20%, 15% for taxpayers situated below the 39.6% tax bracket, or 0% for taxpayers situated below the 25% tax bracket). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder with respect to his or her shares and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by a Fund from U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

Shareholders receiving any distribution from a Fund in the form of additional shares pursuant to the dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Dividends of investment company taxable income designated by a Fund and received by corporate shareholders of such Fund will qualify for the dividends received deductions to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend: (i) to the extent the stock on which the dividend is paid is considered to be “debt-financed portfolio stock” (generally, acquired with borrowed funds); (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid; (iii) to the extent that the Fund is under obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (iv) if the dividend is received from a real estate investment trust. Moreover, the dividends received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the applicable Fund or by application of the Code.

Distributions of net capital gain, if any, designated as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that such Fund owned for one year or less will be taxable as ordinary income.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less; or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions), (15% for taxpayers situated below the 39.6% tax bracket and 0% for taxpayers situated below the 25% tax bracket).

Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (or amounts designated as undistributed capital gains) with respect to such shares. Periods in which a shareholder’s risk of loss has been diminished by holding one or more other positions with respect to substantially similar or related property will not be counted for purposes of calculating the six-month period. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days, beginning 30 days before and ending 30 days after the date of disposition of the shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) that occurs on or before January 31 of the calendar year following the calendar year in which the original stock is disposed of, pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Dividends and distributions on the Funds’ shares are generally subject to United States federal income tax as described herein to the extent they do not exceed the applicable Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the applicable Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses. Certain distributions declared in October, November or December to shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of such Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount will also be subject to this tax. Dividends paid by the Funds will constitute investment income of the type subject to this tax.

Certain payments made to “foreign financial institutions” in respect of accounts of shareholders at such financial institutions may be subject to withholding at a rate of 30%. Shareholders should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and disposition of their shares.

The taxation of equity options that the Funds expect to write is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by a Fund for selling a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enter into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. With respect to a put or call option that is purchased by a Funds if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss. Because the Funds do not have control over the exercise of the call options they may write, such exercise or other required sales of the underlying securities may cause the Funds to realize capital gains or losses at inopportune times.

The Funds’ transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Funds and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. In particular, a Fund may expect to write call options with respect to certain securities held by such Fund. Depending on whether such options are exercised or lapse, or whether the securities or options are sold, the existence of these options will affect the amount and timing of the recognition of income and whether the income qualifies as long-term capital gain. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the 98% and 98.2% distribution requirements for avoiding excise taxes. The Funds will monitor transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it any futures contract, option or hedged investment are acquired in order to mitigate the effect of these rules and prevent disqualification of any Fund from being taxed as a regulated investment company.

Further, the Funds’ transactions in options are subject to special and complex federal income tax provisions that may, among other things: (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income; (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment; (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (iv) convert long-term capital gain into short-term capital gain or ordinary income; (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited); and (vi) cause the Funds to recognize income or gain without a corresponding receipt of cash.

Dividends and interest received, and gains realized, by the Funds on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Funds.

The Funds may invest in the stock of passive foreign investment companies (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Funds will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Funds distribute the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Funds’ investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain, which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax even if the QEF does not distribute those earnings and gain to such Funds In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

The Funds may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the applicable Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of the adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. Such Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Funds accrue income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Funds actually collect such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rate between the acquisition and disposition dates, are also treated as ordinary income or loss.

Amounts paid by the Funds to individuals and certain other shareholders who have not provided the Funds with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service (the “Service”) as well as shareholders with respect to whom the Funds have received certain information from the Service or a broker may be subject to “backup” withholding of federal income tax arising from the Funds’ taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate of 28% for amounts paid during the taxable year. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, if any, provided that the required information is furnished to the Service.

The foregoing briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Funds, reflects the federal tax law as of the date of this SAI, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the Service retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable to their particular circumstances, as well as any proposed tax law changes.

State and Local Taxes

Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Funds.

GENERAL INFORMATION

Shareholder Meetings and Election of Trustees

As a Delaware statutory trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment restrictions of a Fund; and (3) filling vacancies on the Board in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, the shareholders may remove any Trustee at any time, with or without cause, by vote of not less than a majority of the shares then outstanding. Trustees may appoint successor Trustees.

Shares of Beneficial Interest

The Trust will issue new shares of the Funds at the Funds’ most current NAV. The Trust is authorized to issue an unlimited number of shares of beneficial interest. The Trust has registered an indefinite number of shares of each Fund under Rule 24f-2 of the 1940 Act. Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the Funds only and have identical voting, dividend, redemption, liquidation and other rights. The shares, when issued and paid for in accordance with the terms of the Prospectus, are deemed to be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights. Shares can be issued as full shares or as fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

Additional Series

The Board may from time to time establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

The Board may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (“Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Board in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such Series or Class, but may have no power or authority with respect to any other series or class. The Trustees identified in this SAT are Trustees of the overall Trust and not solely Series Trustees of any Fund.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Set forth below is a description of commercial paper ratings used by two major nationally recognized statistical ratings organizations (“NRSROs”), S&P and Moody’s. NRSROs base their ratings on current information furnished by the issuer or obtained from other sources they consider reliable. An NRSRO may change, suspend or withdraw its ratings due to changes in, unavailability of, such information or for other reasons.

Commercial Paper Ratings

S&P

An S&P commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The two highest categories are as follows:

A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated “A-1”.

Moody’s

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

●	Leading market positions in well-established industries.

●	High rates of return on funds employed.

●	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

●	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

●	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds have selected BBD, LLP, located at 1835 Market Street, 3rd Floor, Philadelphia, PA 19103, as their independent registered public accounting firm for the current fiscal year. The firm provides services including (1) audit of annual financial statements, (2) tax return preparation and review, and (3) other related services for the Funds.

FINANCIAL STATEMENTS

Each Fund’s audited financial statements for the fiscal year ended June 30, 2021, together with the notes thereto, and the report of BBD, LLP, the Funds’ Independent Registered Public Accounting Firm, are incorporated by reference from the Fund’s Annual Report for the fiscal year ended June 30, 2021, into this SAI (meaning such documents are legally a part of this SAI) and are on file with the SEC. You can obtain a copy of the Annual Report without charge by calling the Funds at 888-857-0917.

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